SECOND AMENDED AND
                            RESTATED CREDIT AGREEMENT

                                 by and between


                          PILGRIM AMERICA GROUP, INC.,

                       PILGRIM AMERICA CAPITAL CORPORATION

                                       and


                         FIRST BANK NATIONAL ASSOCIATION




                            dated as of July 31, 1997

                                TABLE OF CONTENTS


 ARTICLE I - DEFINITIONS AND ACCOUNTING TERMS..................................1
         Section 1.1    Defined Terms..........................................1
         Section 1.2    Accounting Terms and Calculations ....................12
         Section 1.3    Computation of Time Periods ..........................12
         Section 1.4    Other Definitional Terms..............................12

ARTICLE II - TERMS OF THE CREDIT FACILITIES...................................13
         Section 2.1    Lending Commitments...................................13
         Section 2.2    Procedure for Loans...................................13
         Section 2.3    Notes.................................................14
         Section 2.4    Conversions and Continuations ........................14
         Section 2.5    Interest Rates, Default Interest and Payments ........15
         Section 2.6    Repayment.............................................15
         Section 2.7    Optional Prepayments..................................16
         Section 2.8    Letters of Credit.....................................16
         Section 2.9    Procedures for Letters of Credit......................16
         Section 2.10   Terms of Letters of Credit............................17
         Section 2.11   Agreement to Repay Letter of Credit Drawings..........17
         Section 2.12   Obligations Absolute..................................17
         Section 2.13   Increased Cost for Letters of Credit..................18
         Section 2.14   Optional Reduction of Commitment Amount or
                         Termination of Commitment............................19
         Section 2.15   Loans to Cover Unpaid Drawings........................19
         Section 2.16   Fees..................................................19
         Section 2.17   Computation...........................................20
         Section 2.18   Payments..............................................20
         Section 2.19   Use of Loan Proceeds..................................20
         Section 2.20   Interest Rate Not Ascertainable, Etc..................20
         Section 2.21   Increased Cost........................................21
         Section 2.22   Illegality............................................22
         Section 2.23   Increased Capital Requirements .......................22


ARTICLE III - CONDITIONS PRECEDENT............................................23
         Section 3.1    Conditions Precedent to the Initial Revolving
                          Loan................................................23
         Section 3.2    Conditions Precedent to all Loans and Letters
                          of Credit ..........................................25

ARTICLE IV - REPRESENTATIONS AND WARRANTIES...................................25
         Section 4.1    Organization, Standing, Etc...........................25
         Section 4.2    Authorization and Validity ...........................26
         Section 4.3    No Conflict; No Default...............................26
         Section 4.4    Government Consent....................................27
         Section 4.5    Financial Statements and Condition....................27
         Section 4.6    Litigation............................................27
         Section 4.7    ERISA.................................................28
         Section 4.8    Federal Reserve Regulations ..........................28
         Section 4.9    Title to Property; Leases; Liens; Subordination ......28
         Section 4.10   Taxes.................................................28
         Section 4.11   Trademarks, Patents...................................29
         Section 4.12   Burdensome Restrictions...............................29
         Section 4.13   Force Majeure.........................................29

         Section 4.14   Investment Company Act................................29
         Section 4.15   Public Utility Holding Company Act ...................29
         Section 4.16   Retirement Benefits...................................29
         Section 4.17   Subsidiaries..........................................29
         Section 4.18   Fund Agreements.......................................30
         Section 4.19   Full Disclosure.......................................30

ARTICLE V - AFFIRMATIVE COVENANTS.............................................30
         Section 5.1    Financial Statements and Reports .....................30
         Section 5.2    Corporate Existence...................................32
         Section 5.3    Insurance.............................................32
         Section 5.4    Payment of Taxes and Claims ..........................32
         Section 5.5    Inspection............................................33
         Section 5.6    Maintenance of Properties.............................33
         Section 5.7    Books and Records.....................................33
         Section 5.8    Compliance............................................33
         Section 5.9    Notice of Litigation..................................34
         Section 5.10   ERISA.................................................34
         Section 5.11   Fund Agreements.......................................34
         Section 5.12   Advisory Subsidiaries.................................34
         Section 5.13   Further Assurances....................................36

ARTICLE VI - NEGATIVE COVENANTS...............................................37
         Section 6.1    Merger................................................37
         Section 6.2    Disposition of Assets.................................37
         Section 6.3    Plans.................................................38
         Section 6.4    Change in Nature of Business .........................38
         Section 6.5    Subsidiaries..........................................38
         Section 6.6    Negative Pledges; Subsidiary Restrictions ............38
         Section 6.7    Restricted Payments...................................38
         Section 6.8    Transactions with Affiliates .........................39
         Section 6.9    Accounting Changes....................................39
         Section 6.10   Investments...........................................39
         Section 6.11   Indebtedness..........................................40
         Section 6.12   Liens.................................................40
         Section 6.13   Contingent Obligations................................41
         Section 6.14   Funded Debt Leverage Ratio............................41
         Section 6.15   Fixed Charge Coverage Ratio...........................42
         Section 6.16   Minimum Fund Balances.................................42
         Section 6.17   EBITDA ...............................................42
         Section 6.18   Loan Proceeds.........................................42

ARTICLE VII - EVENTS OF DEFAULT AND REMEDIES..................................42
         Section 7.1    Events of Default.....................................42
         Section 7.2    Remedies..............................................45
         Section 7.3    Offset................................................45

ARTICLE VIII - MISCELLANEOUS..................................................46
         Section 8.1    Modifications.........................................46
         Section 8.2    Expenses; Amendment or Waiver Fee ....................46
         Section 8.3    Waivers, etc..........................................46

         Section 8.4    Notices...............................................46
         Section 8.5    Taxes.................................................47
         Section 8.6    Successors and Assigns; Disposition of Loans;
                          Transferees ........................................47
         Section 8.7    Confidentiality of Information .......................48
         Section 8.8    Governing Law and Construction .......................48
         Section 8.9    Consent to Jurisdiction...............................48
         Section 8.10   Waiver of Jury Trial..................................49
         Section 8.11   Survival of Agreement.................................49
         Section 8.12   Indemnification.......................................49
         Section 8.13   Captions..............................................50
         Section 8.14   Entire Agreement......................................50
         Section 8.15   Counterparts..........................................50
         Section 8.16   Borrower Acknowledgements.............................51
         Section 8.17   Joint and Several Obligations ........................51

EXHIBIT 10.1
                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


                  THIS AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement"), dated as of July 31, 1997 is by and between PILGRIM AMERICA GROUP, INC., a Delaware corporation ("PAG"), PILGRIM AMERICA CAPITAL CORPORATION, a Delaware corporation ("PACC"), (together, the "Borrowers" and each a "Borrower"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                  WHEREAS, PAG and the Bank are the parties to that certain Amended and Restated Credit Agreement dated as of July 31, 1996 (the "Existing Credit Agreement"); and

                  WHEREAS, PACC, the owner of all the issued and outstanding capital stock of PAG, has guarantied the Obligations of PAG to the Bank pursuant to a certain Guaranty, and granted a security interest in the stock of PAG to secure such Obligations and Guaranty pursuant to a certain Pledge Agreement, both dated April 28, 1995; and

                  WHEREAS, PACC desires to become a Borrower under the credit facilities to be provided to PAG by the Bank; and

                  WHEREAS, the PAG, PACC and the Bank desire to amend and restate the Existing Credit Agreement in its entirety.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                    ---------

                        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.1 Defined Terms. As used in this Agreement the following terms shall have the following respective meanings (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

                  "Adjusted Eurodollar Rate": On any date of determination, the rate (rounded upward, if necessary, to the next one-hundredth of one percent) determined by dividing the Eurodollar Rate on such date by 1.00 minus the Eurodollar Reserve Percentage.

                  "Advance": Any portion of the outstanding Loans as to which the Borrowers have elected one of the available interest rate options and, if applicable, an Interest Period. An Advance may be a Eurodollar Rate Advance or a Reference Rate Advance.

                  "Advisory Contracts": Contracts of the type described in 15 U.S.C. SS 80a-15(a).

                  "Advisory Fund": Any Fund for which an Advisory Subsidiary acts as investment adviser and is entitled to receive fees out of the assets of such Fund, pursuant to an Advisory Contract.

                  "Advisory Subsidiary": PAII and any other Subsidiary of the PAG that acts as investment adviser for any Advisory Fund and, as such, is party to Advisory Contracts.

                  "Affiliate": When used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, twenty-five percent or more of any class of voting stock of the Person referred to (or if the Person referred to is not a corporation, twenty-five percent or more of the equity interest), (c) each Person, twenty-five percent of more of the voting stock (or if such Person is not a corporation, twenty-five percent or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers and partners. The term control (including the terms "controlled by" and "under common control with") means the possession, directly, of the power to direct or cause the direction of the management and policies of the Person in question.

                  "Applicable Margin":  With respect to:

                           (a)      Reference Rate Advances, 0%; and

                           (b)      Eurodollar Advances, 0.95%.

                  "Board": The Board of Governors of the Federal Reserve System or any successor thereto.

                  "Business Day": Any day (other than a Saturday, Sunday or legal holiday in the State of Minnesota) on which national banks are permitted to be open in Minneapolis, Minnesota.

                  "Capital Expenditures": For any period, the sum of all amounts that would, in accordance with GAAP, be included as additions to property, plant and equipment on a consolidated statement of cash flow for the Borrowers during such period.

                  "Capitalized Lease": A lease of (or other agreement conveying the right to use) real or personal property with respect to which at least a portion of the rent or other amounts thereon constitute Capitalized Lease Obligations.

                  "Capitalized Lease Obligations": As to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

                  "Cash Balances": As of any date of determination, on a consolidated basis, cash balances as reflected on the books of the Borrowers and their Subsidiaries, giving effect to any checks drawn on any accounts.

                  "Cash Equivalents": Investments of the Borrowers of the type described in Sections 6.11(c), (d), (e) and (f).

                  "Change of Control": The occurrence, after the Closing Date, of any of the following circumstances: (a) PACC not owning, directly or indirectly, all equity securities of PAG; or (b) PAG not owning, directly or indirectly, all equity securities of any Subsidiary that has executed and delivered a Security Agreement; or (c) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934), directly or indirectly, of securities of PACC (or other securities convertible into such securities) representing twenty-five percent or more of the combined voting power of all securities of PACC entitled to vote in the election of directors; or (d) during any period of up to twelve consecutive months, whether commencing before or after the Closing Date, individuals who at the beginning of such twelve-month period were directors of PACC ceasing for any reason to constitute a majority of the Board of Directors of PACC (other than by reason of death, disability or scheduled retirement).

                  "Closing Date": The Business Day on which all the conditions precedent to the obligation of the Bank to make the initial Revolving Loan, as set forth in Article III, have been satisfied.

                  "Closing Fee":  As defined in Section 2.16(a).

                  "Code":  The Internal Revenue Code of 1986, as amended.

                  "Commitment": The obligation of the Bank to make Revolving Loans to the Borrower in an aggregate principal amount outstanding at any time not to exceed the Commitment Amount, and on the Transformation Date to convert the outstanding principal balance thereof to a Term Loan, upon the terms and subject to the conditions and limitations of this Agreement.

                  "Commitment Amount": $20,000,000, as the same may be reduced pursuant to Section 2.14.

                  "Commitment Fees":  As defined in Section 2.16(b).

                  "Contingent Obligation": With respect to any Person at the time of any determination, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise; provided, that the term "Contingent Obligation" shall not include endorsements for collection or deposit, in each case in the ordinary course of business.

                  "Default": Any event which, with the giving of notice (whether such notice is required under Section 7.1, or under some other provision of this Agreement, or otherwise) or lapse of time, or both, would constitute an Event of Default.

                  "Domestic Reserve Percentage": As of any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by the Bank, in respect of new non-personal time deposits in dollars having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The rate of interest applicable to any outstanding CD Rate Advance shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

                  "EBITDA": For any period of determination, the consolidated net income of PAG before deductions for income taxes, interest expense, depreciation and amortization, all as determined in accordance with GAAP.

                  "EBITDA  Margin":   For  any  Measurement  Period,  the  ratio
(expressed as a percentage) (a) EBITDA bears to (b) the total revenue of PAG and its Subsidiaries on a consolidated basis.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate": Any trade or business (whether or not incorporated) that is a member of a group of which the Borrowers are a member and which is treated as a single employer under Section 414 of the Code.

                  "Eurodollar Business Day": A Business Day which is also a day for trading by and between banks in United States dollar deposits in the interbank Eurodollar market and a day on which banks are open for business in New York City.

                  "Eurodollar Rate": With respect to each Eurodollar Rate Advance on any date of determination, the average offered rate for deposits in United States dollars (rounded upward, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits on such date, for 30 days, which appears on the Reuters Screen LIBO page as of 11:00 a.m., London time (or such other time as of which such rate appears) two Eurodollar Business Days prior to such date, or the rate for such deposits determined by the Bank at such time based on such other published service of general application as shall be selected by the Bank for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Bank may determine the rate based on rates at which United States dollar deposits are offered to the Bank in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on such date in an amount approximately equal to the Advance by the Bank to which such Interest Period is to apply (rounded upward, if necessary, to the nearest 1/16 of 1%). "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Screen (or such other page as may replace the LIBO page on such service for the purpose of displaying London interbank offered rates of major banks for United States dollar deposits).

                  "Eurodollar Rate Advance": An Advance with respect to which the interest rate is determined by reference to the Adjusted Eurodollar Rate.

                  "Eurodollar Reserve Percentage": As of any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining the maximum reserve requirement (including any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by the Bank, in respect of "Eurocurrency Liabilities" as such term is defined in Regulation D of the Board. The rate of interest applicable to any outstanding Eurodollar Rate Advances shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Event of Default":  Any event described in Section 7.1.

                  "Exchange Act": The Securities Exchange Act of 1934, as amended.

                  "Fixed Charge Coverage Ratio": For any Measurement Period, the ratio that (a) EBITDA for such Measurement Period bears to (b) the sum of the Borrowers' consolidated interest expense for such Measurement Period plus one-fifth (1/5) of the outstanding principal balance of the Indebtedness of the Borrowers and their Subsidiaries as of the last day of such Measurement Period, determined on a consolidated basis for the Borrowers and their Subsidiaries.

                  "Fund":   Each  open-end  or  close-end   investment   company
registered under the Investment Company Act, or separate series of shares of any such company representing interests in a separate pool of Investments.

                  "Fund Agreements": All investment advisory agreements, distribution agreements and other agreements under which the Borrowers or any Subsidiary is entitled to compensation (including, without limitation, contingent deferred sales charges) for services rendered to any Fund.

                  "Funded Debt":  At the time of any  determination,  the sum of
(a) that portion of Total Indebtedness with a final maturity in excess of one year after such time of determination (including any current portion thereof), plus (b) any Indebtedness of the Borrowers or any Subsidiary excluded in calculating Total Indebtedness and having a final maturity in excess of one year after such time of determination (including the current portion thereof).

                  "GAAP": Generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

                  "Guaranty": The guaranty of PAII, dated April28, 1995 (as the same may be amended, modified, supplemented or restated) and any acknowledgments or affirmations thereof, or a guaranty of any Advisory Subsidiary in the form of Exhibit B.

                  "Holding Account": A deposit account belonging to the Bank into which the Borrowers may be required to make deposits pursuant to the provisions of this Agreement, such account to be under the sole dominion and control of the Bank and not subject to withdrawal by the Borrowers, with any amounts therein to be held for application toward payment of any outstanding Letters of Credit when drawn upon.

                  "Immediately Available Funds": Funds with good value on the day and in the city in which payment is received.

                  "Indebtedness": With respect to any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person which in accordance with GAAP should be classified upon the balance sheet of such Person as liabilities, but in any event including: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (f) all obligations of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Capitalized Lease Obligations of such Person, (h) all obligations of such Person in respect of interest rate protection agreements,
(i) all obligations of such Person, actual or contingent, as an account party in respect of letters of credit or bankers' acceptances, (j) all obligations of any partnership or joint venture as to which such Person is or may become personally liable, and (k) all Contingent Obligations of such Person.

                  "Investment": The acquisition, purchase, making or holding of any stock or other security, any loan, advance, contribution to capital, extension of credit (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms), any acquisitions of real or personal property (other than real and personal property acquired in the ordinary course of business) and any purchase or commitment or option to purchase stock or other debt or equity securities of or any interest in another Person or any integral part of any business or the assets comprising such business or part thereof. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "Investment Advisers Act": The Investment Advisers Act of 1940, as amended.

                  "Investment Company Act": The Investment Company Act of 1940, as amended.

                  "Letter of Credit": An irrevocable letter of credit issued by the Bank pursuant to this Agreement for the account of the Borrowers.

                  "Letter of Credit Fee":  As defined in Section 2.16(c).

                  "Letter of Credit Usage": As of any date, the sum of (a)the amount of all Unpaid Drawings plus (b)the amount available to be drawn under all outstanding Letters of Credit.

                  "Lien": With respect to any Person, any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of each lessor under any Capitalized Lease), in, of or on any assets or properties of such Person, now owned or hereafter acquired, whether arising by agreement or operation of law.

                  "Loan":  A Revolving Loan or the Term Loan.

                  "Loan Documents": This Agreement, the Note, the Security Documents and the Guaranty.

                  "Maturity Date": The earlier of (a) the eighth Quarterly Payment Date occurring after the Transformation Date and (b) the date on which the Obligations become due and payable pursuant to Section 7.2 hereof.

                  "Measurement Period": The twelve consecutive months or four consecutive fiscal quarters, as applicable, ending on the last day of any month or fiscal quarter.

                  "Multiemployer Plan": A multiemployer plan, as such term is defined in Section 4001 (a) (3) of ERISA, which is maintained (on the Closing Date, within the five years preceding the Closing Date, or at any time after the Closing Date) for employees of the Borrower or any ERISA Affiliate.

                  "NASD": The National Association of Securities Dealers, Inc., and any successor thereto or to the functions thereof.

                  "Net Asset Value": With respect to any Fund, as of the date of any determination, the net asset value of such Fund computed in the manner net asset value was computed for purposes of its reports to the shareholders of such Funds.

                  "Note": A promissory note of the Borrowers in the form of Exhibit A.

                  "Obligations": The Borrowers' obligations in respect of the due and punctual payment of principal and interest on the Note when and as due, whether by acceleration or otherwise and all fees (including Commitment Fees), expenses, indemnities, reimbursements and other obligations of the Borrower under this Agreement or any other Loan Document, in all cases whether now existing or hereafter arising or incurred.

                  "PAII":   Pilgrim  America   Investments,   Inc.,  a  Delaware
corporation.

                  "PASI":   Pilgrim   America   Securities,   Inc.,  a  Delaware
corporation.

                  "PBGC": The Pension Benefit Guaranty Corporation, established pursuant to Subtitle A of Title IV of ERISA, and any successor thereto or to the functions thereof.

                  "Person": Any natural person, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Plan": Each employee benefit plan (whether in existence on the Closing Date or thereafter instituted), as such term is defined in Section 3 of ERISA, maintained for the benefit of employees, officers or directors of the Borrowers or of any ERISA Affiliate.

                  "Pledge Agreements": The Pledge Agreement of PACC and the Pledge Agreement of the PAG, both dated as of April 28, 1995, as the same may be supplemented, amended or otherwise modified and in effect from time to time.

                  "Prohibited Transaction": The respective meanings assigned to such term in Section 4975 of the Code and Section 406 of ERISA.

                  "Prospectus": With respect to any Fund, the prospectus and related statement of additional information filed with the SEC under the Securities Act in respect of the shares of such Fund, as the same may be amended or supplemented from time to time.

                  "Quarterly Payment Date": The last Business Day of each of March, June, September and December.

                  "Reference Rate": The rate of interest from time to time publicly announced by the Bank as its "reference rate." The Bank may lend to its customers at rates that are at, above or below the Reference Rate. For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Reference Rate, such interest rate shall change as and when the Reference Rate shall change.

                  "Reference Rate Advance": An Advance with respect to which the interest rate is determined by reference to the Reference Rate.

                  "Regulatory Change": Any change after the Closing Date in federal, state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including the Bank under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Reportable Event": A reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code.

                  "Restricted Payments": With respect to the Borrowers, collectively, all dividends or other distributions of any nature (cash, securities other than common stock of the Borrower, assets or otherwise), and all payments on any class of equity securities (including warrants, options or rights therefor) issued by the Borrowers, whether such securities are authorized or outstanding on the Closing Date or at any time thereafter and any redemption or purchase of, or distribution in respect of, any of the foregoing, whether directly or indirectly.

                  "Revolving Loan":  As defined in Section 2.1(a).

                  "Revolving Loan Date": The date of the making of any Revolving Loans hereunder.

                  "Revolving Loan Period" The period from the Closing Date to and including the day preceding the Transformation Date, and if there is no Transformation Date, from the Closing Date to and including the date on which the Note is paid in full and the Commitment has expired or been terminated.

                  "Rules of Fair Practice": The Rules of Fair Practice of the NASD, as amended, and the rules, regulations and interpretations of the NASD in respect thereto.

                  "SEC":  The  Securities  and  Exchange  Commission,   and  any
successor thereto or to the functions thereof.

                  "Securities Act":  The Securities Act of 1933, as amended.

                  "Security Agreements": The Security Agreements of PAG, PAII and PASI, all dated as of April 28, 1995; any Security Agreement of an Advisory Subsidiary in the form of Exhibit C; and any Security Agreement of any other Subsidiary in the form of Exhibit D entered into thereafter, in each case as the same may be supplemented, amended or otherwise modified and in effect from time to time.

                  "Security Documents": The Security Agreements, the Pledge Agreements, the Trademark Assignment and all other agreements, documents and instruments delivered hereto or thereto or in connection herewith or therewith creating, perfecting or otherwise providing for any Lien to secure the Obligations, in each case as amended, supplemented, restated or otherwise modified and in effect from time to time.

                  "Selling Agent": Each Person which acts as any Subsidiary's direct or indirect distributor, underwriter, broker, dealer or agent for the shares of any Fund.

                  "SIPA": The Securities Investor Protection Act of 1970, as amended.

                  "SIPC":  The  Securities  Investor   Corporation   established
pursuant to SIPA, or any successor thereto or to the functions thereof.

                  "Subsidiary": With respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power for the election of a majority of the board of directors or other Persons performing similar functions are owned by such Person either directly or through one or more Subsidiaries.

                  "Term Loan":  As defined in Section 2.1.

                  "Term Loan Period": The period from the Transformation Date to and including the Maturity Date.

                  "Termination Date": The earliest of (a) the Transformation Date, (b) the date on which the Commitment is terminated pursuant to Section 7.2 or (c) the date on which the Commitment is terminated pursuant to Section 2.14.

                  "Total Indebtedness": At the time of any determination, the amount, on a consolidated basis, of all obligations, liabilities and indebtedness of the Borrower and its Subsidiaries as determined in accordance with GAAP.

                  "Total Outstandings": As of any date of determination, the sum of (a) the aggregate unpaid principal balance of Loans outstanding on such date,
(b) the Letter of Credit Usage on such date.

                  "Trademark   Assignment":   The   Collateral   Assignment   of
Trademarks of PAG dated as of April 28, 1995, as the same may be supplemented, amended, or otherwise modified and in effect from time to time.

                  "Transformation Date":  July 30, 1998.

                  "Unpaid Drawing":  As defined in Section 2.11.

                  "Unused Commitment": As of any date of determination, the amount by which the Commitment Amount exceeds the Total Outstandings on such date.

                  Section 1.2 Accounting Terms and Calculations. Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Borrowers and the Bank agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

                  Section 1.3 Computation of Time Periods. In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding".

                  Section 1.4 Other Definitional Terms. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Exhibits, Schedules and like references are to this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or".

                                   ARTICLE II
                                   ----------

                         TERMS OF THE CREDIT FACILITIES

                           Part A -- Terms of Lending
                           --------------------------

                  Section 2.1  Lending Commitments.

                           2.1(a) Revolving Credit. On the Closing Date, each "Revolving Loan" outstanding under the Existing Credit Agreement shall become a Revolving Loan hereunder, and each "Advance" outstanding under the Existing Credit Agreement shall become a Eurodollar Rate Advance hereunder. On the terms and subject to the conditions hereof, the Bank agrees to make a revolving credit facility available as loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrowers on a revolving basis at any time and from time to time from the Closing Date to the Termination Date, during which period the Borrower may borrow, repay and reborrow in accordance with the provisions hereof, provided, that no Revolving Loan will be made in any amount which, after giving effect thereto, would cause the Total Outstandings to exceed the Commitment Amount. Revolving Loans may be obtained and maintained, at the election of the Borrowers but subject to the limitations hereof, as Reference Rate Advances, Eurodollar Rate Advances.

                           2.1(b) Conversion to Term Loan. On the Transformation Date, provided that no Default or Event of Default has occurred and is continuing, the aggregate outstanding principal balance on such date of the Revolving Loans shall be converted into a term loan (the "Term Loan") on the terms and subject to the conditions set forth herein. The Term Loan or portions thereof may be maintained, at the election of the Borrowers but subject to the limitations hereof, as Reference Rate Advances or Eurodollar Rate Advances.

                  Section 2.2  Procedure for Loans.

                           2.2(a) Procedure for Revolving Loans. Any request by the Borrowers for Revolving Loans hereunder shall be made by PACC, on behalf of the Borrowers, in writing or by telephone and must be given so as to be received by the Bank not later than 12:00 noon (Minneapolis time) on the requested Revolving Loan Date. Each request for Revolving Loans hereunder shall be irrevocable and shall be deemed a representation by the Borrower that on the requested Revolving Loan Date and after giving effect to the requested Revolving Loans, the applicable conditions specified in Article III have been and will be satisfied. Each request for Revolving Loans hereunder shall specify (i) the requested Revolving Loan Date, (ii) the aggregate amount of Revolving Loans to be made on such date, which shall be in a minimum amount of $100,000 or, if more, an integral multiple thereof, and (iii) whether such Revolving Loans are to be funded as Reference Rate Advances or Eurodollar Rate Advances. The Bank may rely on any telephone request for Revolving Loans hereunder which it believes in good faith to be genuine, and the Borrowers hereby waive the right to dispute the Bank's record of the terms of such telephone request. Unless the Bank determines that any applicable condition specified in
         Article III has not been satisfied, the Bank will make available to the Borrower at the Bank's principal office in Minneapolis, Minnesota in Immediately Available Funds not later than 3:00 p.m. (Minneapolis time) on the requested Revolving Loan Date the amount of the requested Revolving Loans.

                           2.2(b) Procedure for Conversion to Term Loan. Not later than 12:00 noon (Minneapolis time) one Business Day prior to the Transformation Date, the Borrowers shall deliver to the Bank a written notice electing whether the Term Loan is to be funded as Eurodollar Rate Advances or Reference Rate Advances.

                  Section 2.3 Notes. The Loans shall be evidenced by a single Note payable to the order of the Bank in a principal amount equal to the Commitment Amount originally in effect. The Bank shall enter in its ledgers and records the amount of each Loan, the various Advances made, converted or continued and the payments made thereon, and the Bank is authorized by the Borrowers to enter on a schedule attached to its Note a record of such Loans, Advances and payments; provided, however that the failure by the Bank to make any such entry or any error in making such entry shall not limit or otherwise affect the obligation of the Borrowers hereunder and on the Note, and, in all events, the principal amounts owing by the Borrowers in respect of the Note shall be the aggregate amount of all Loans made by the Bank less all payments of principal thereof made by the Borrowers.

                  Section 2.4 Conversions and Continuations. On the terms and subject to the limitations hereof, the Borrowers shall have the option at any time and from time to time to convert all or any portion of the Advances into Reference Rate Advances or Eurodollar Rate Advances; provided, however that no Advance may be converted to or continued as a

Eurodollar Rate Advance if a Default or Event of Default has occurred and is continuing on the proposed date of continuation or conversion. The Borrowers shall give the Bank written notice of any continuation or conversion of any Advances and such notice must be given so as to be received by the Bank not later than 12:00 noon (Minneapolis time) on the date of the requested conversion to Reference Rate Advances or Eurodollar Rate Advances. Each such notice shall specify (a) the amount to be continued or converted, and (b) the date for the continuation or conversion (which must be a Business Day). Any notice given by the Borrower under this Section shall be irrevocable.

                  Section 2.5 Interest Rates, Default Interest and Payments. Interest shall accrue and be payable on the Advances as follows:

                           (a) Each Eurodollar Rate Advance shall bear interest on the unpaid principal amount thereof at a floating rate per annum equal to the sum of (A) the Adjusted Eurodollar Rate, plus (B) the Applicable Margin.

                           (b) Each Reference Rate Advance shall bear interest on the unpaid principal amount thereof at a floating rate per annum equal to the sum of (A) the Reference Rate, plus (B) the Applicable Margin.

                           (c) Any Advance not paid when due, whether at the date scheduled therefor or earlier upon acceleration, shall bear interest until paid in full at a rate per annum equal to the sum of (1) the Reference Rate, plus (2) the Applicable Margin for Reference Rate Advances, plus (3) 2.0%.

                           (d) Interest shall be payable in arrears on the Quarterly Payment Date and, with respect to any Loan, on the date such Loan becomes due and payable in full; provided that interest under
         Section 2.5 (c) shall be payable on demand.

                           (g)  Interest   accrued  under  the  Existing  Credit
         Agreement through the Closing Date shall be payable on the date provided for herein.

                  Section 2.6 Repayment. The unpaid principal balance of the Note, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date. In addition, the Total Outstandings on the Transformation Date shall be reduced in eight quarterly installments, each in an amount equal to one-eighth of the Total Outstandings as of the Transformation Date, on each Quarterly Payment Date beginning with the first Quarterly Payment Date after the Transformation Date. The Borrowers shall prepay the Term Loan on each Quarterly Payment date in an amount equal to the required reduction. If a Letter of Credit is outstanding on the Maturity Date, or if a Letter of Credit is outstanding after the Transformation Date in an amount in excess of the amount of Total Outstandings permitted to remain outstanding, the Borrowers shall deposit into the Holding Account an amount sufficient to cause the amount deposited in the Holding Account to equal the undrawn face amount of such outstanding Letter of Credit or such excess, as applicable. At any time after such deposit is made and all outstanding Obligations, other than Obligations with respect to outstanding Letters of Credit, have been paid in full, if an outstanding Letter of Credit expires or is reduced without the full amount thereof having been drawn, the Bank shall withdraw from the Holding Account and deliver to the Borrowers an amount equal to the amount by which the amount on deposit in the Holding Account exceeds the aggregate undrawn face amount of outstanding Letters of Credit (after giving effect to such expiration or reduction).

                  Section 2.7 Optional Prepayments. The Borrowers may prepay Loans, in whole or in part, at any time, without premium or penalty. Any such prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Each partial prepayment shall be in an aggregate amount for all the Banks of $100,000 or an integral multiple thereof. Amounts paid (unless following an acceleration or upon termination of the Commitment) or prepaid under this Section 2.7 during the Revolving Period may be reborrowed upon the terms and subject to the conditions and limitations of this Agreement. Amounts paid or prepaid on the Term Loan under this Section 2.7 shall be applied to the installments due on the Term Loan in the inverse order of their maturities.

                Part B -- Terms of the Letter of Credit Facility
                ------------------------------------------------

                  Section 2.8 Letters of Credit. Upon the terms and subject to the conditions of this Agreement, the Bank agrees to (a) issue Letters of Credit for the account of the Borrowers from time to time during the Revolving Loan Period in such amounts as the Borrowers shall request, and (b) renew existing Letters of Credit during the Term Loan Period, in each case in an amount not exceeding the lesser of (i) the amount of the Letter of Credit being renewed, and (ii) the amount of the Total Outstandings permitted to remain outstanding on the date of such renewal; provided that no Letter of Credit will be issued in any amount which, after giving effect to such issuance, would cause (A) Total Outstandings to exceed the Commitment Amount during the Revolving Loan Period, or the amount of Total Outstandings permitted to remain outstanding under
Section 2.6 during the Term Loan Period, or (B) the Letter of Credit Usage to exceed $5,000,000.

                  Section 2.9 Procedures for Letters of Credit. Each request for a Letter of Credit shall be made by PACC, on behalf of the Borrowers, in writing, by telex, facsimile transmission or electronic conveyance received by the Bank by 2:00 p.m., Minneapolis time, on a Business Day which is not less than one Business Day preceding the requested date of issuance (which shall also be a Business Day). Each request for a Letter of Credit shall be deemed a representation by the Borrowers that on the date of issuance of such Letter of Credit and after giving effect thereto the applicable conditions specified in
Article III have been and will be satisfied. The Bank may require that such request be made on such letter of credit application and reimbursement agreement form as the Bank may from time to time specify, along with satisfactory evidence of the authority and incumbency of the officials of the Borrowers making such request.

                  Section 2.10 Terms of Letters of Credit. Letters of Credit shall be issued in support of obligations of the Borrowers, other than obligations relating to borrowing money or obtaining other financing, incurred in the ordinary course of business. No Letter of Credit may have a term longer than 12 months.

                  Section 2.11 Agreement to Repay Letter of Credit Drawings. If the Bank has received documents purporting to draw under a Letter of Credit that the Bank believes conform to the requirements of the Letter of Credit, or if the Bank has decided that it will comply with the Borrowers' written or oral request or authorization to pay a drawing on any Letter of Credit that the Bank does not believe conforms to the requirements of the Letter of Credit, it will notify the Borrowers of that fact. The Borrowers shall reimburse the Bank by 9:30 a.m. (Minneapolis time) on the day on which such drawing is to be paid in Immediately Available Funds in an amount equal to the amount of such drawing. Any amount by which the Borrowers have failed to reimburse the Bank for the full amount of such drawing by 10:00 a.m. on the date on which the Bank in its notice indicated that it would pay such drawing, until reimbursed from the proceeds of Loans pursuant to Section 2.15 or out of funds available in the Holding Account, is an "Unpaid Drawing."

                  Section 2.12 Obligations Absolute. The obligation of the Borrowers under Section 2.11 to repay the Bank for any amount drawn on any Letter of Credit and to repay the Bank for any Advances made under Section 2.15 to cover Unpaid Drawings shall be absolute, unconditional and irrevocable, shall continue for so long as any Letter of Credit is outstanding notwithstanding any termination of this Agreement, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                  (a) Any lack of validity or enforceability of any Letter of Credit;

                  (b) The existence of any claim, setoff, defense or other right which the Borrowers may have or claim at any time against any beneficiary, transferee or holder of any Letter of Credit (or any Person for whom any such beneficiary, transferee or holder may be acting), the Bank or any other Person, whether in connection with a Letter of Credit, this Agreement, the transactions contemplated hereby, or any unrelated transaction; or

                  (c) Any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever.

Neither the Bank nor its officers, directors or employees shall be liable or responsible for, and the obligations of the Borrowers to the Bank shall not be impaired by:

                  (i) The use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary, transferee or holder thereof in connection therewith;

                  (ii) The validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents or endorsements should, in fact, prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                  (iii) The acceptance by the Bank of documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; or

                  (iv) Any other action of the Bank in making or failing to make payment under any Letter of Credit if in good faith and in conformity with U.S. or foreign laws, regulations or customs applicable thereto.

Notwithstanding the foregoing, the Borrowers shall have a claim against the Bank, and the Bank shall be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrowers which the Borrowers prove were caused by the Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms thereof.

                  Section 2.13 Increased Cost for Letters of Credit. If any Regulatory Change shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by the Bank, or (b) shall impose on the Bank any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to the Bank of issuing or maintaining any Letter of Credit, or reduce the amount of any sum received or receivable by the Bank hereunder, then, upon demand (which demand shall be given by the Bank promptly after it determines such increased cost or reduction), the Borrowers shall pay to the Bank the additional amount or amounts as will compensate the Bank for such increased cost or reduction. A certificate submitted to the Borrowers by the Bank setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Bank as aforesaid shall be conclusive and binding on the Borrowers absent error.

                                Part C -- General
                                -----------------

                  Section 2.14 Optional Reduction of Commitment Amount or Termination of Commitment. The Borrowers may, at any time, upon not less than thirty days prior written notice to the Bank, reduce the Commitment Amount, with any such reduction in a minimum amount of $1,000,000, or, if more, in an integral multiple of $250,000; provided, however, that the Borrowers may not at any time reduce the Commitment Amount below the Total Outstandings. The Borrowers may, at any time when there are no Letters of Credit outstanding, upon not less than thirty days prior written notice to the Bank, terminate the Commitment in its entirety.

                  Section 2.15 Loans to Cover Unpaid Drawings. Whenever any Unpaid Drawing exists for which there are not then funds in the Holding Account to cover the same, the Bank is authorized (and the Borrowers do here so authorize the Bank) to, and shall, make a Revolving Loan or, after the Transformation Date, increase the Term Loan to the Borrowers in an amount equal to the amount of the Unpaid Drawing. The Bank shall apply the proceeds of such Revolving Loan or increase directly to reimburse itself for such Unpaid Drawing. If at the time the Bank makes a Loan pursuant to the provisions of this Section, the applicable conditions precedent specified in Article III shall not have been satisfied, the Borrowers shall pay to the Bank interest on the funds so advanced at a floating rate per annum equal to the sum of the Reference Rate plus the Applicable Margin plus two percent (2.00%).

                  Section 2.16 Fees.

                           2.16(a) Closing Fees. The Borrowers shall pay to the Bank on the date of this Agreement a closing fee (the "Closing Fee") in an amount equal to $7,500.

                           2.16(b) Commitment Fee. The Borrowers shall pay to the Bank fees (the "Commitment Fees") in an amount determined by applying a rate of eighteen onehundredths of one percent (.18%) per annum to the average daily Unused Commitment for the period from the Closing Date to the Termination Date. Such Commitment Fees are payable in arrears on each Quarterly Payment Date and on the Termination Date.

                           2.16(c) Letter of Credit Fees. For each Letter of Credit issued, the Borrowers shall pay to the Bank, in advance payable on the date of issuance, a fee (a "Letter of Credit Fee") in an amount determined by applying a per annum rate equal to the Applicable Margin for Eurodollar Rate Advances then in effect to the original face amount of the Letter of Credit for the period from the date of issuance to the scheduled expiration date of such Letter of Credit. In addition to the Letter of Credit Fee, the Borrowers shall pay to the Bank, on demand, all issuance, amendment, drawing and other fees regularly charged by the Bank to its letter of credit customers and all out-of-pocket expenses incurred by the Bank in connection with the issuance, amendment, administration or payment of any Letter of Credit.

                  Section 2.17 Computation. Commitment Fees, Letter of Credit Fees and interest on the Loans shall be computed on the basis of actual days elapsed and a year of 360 days.

                  Section 2.18 Payments. Payments and prepayments of principal of, and interest on, the Note and all fees, expenses and other obligations under this Agreement payable to the Bank shall be made without setoff or counterclaim in Immediately Available Funds not later than 3:00 p.m. (Minneapolis time) on the dates called for under this Agreement to the Bank at its main office in Minneapolis, Minnesota. Funds received after such time shall be deemed to have been received on the next Business Day. Whenever any payment to be made hereunder or on the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time, in the case of a payment of principal, shall be included in the computation of any interest on such principal payment.

                  Section 2.19 Use of Loan Proceeds. The proceeds of the Revolving Loans shall be used by the Borrowers and the Subsidiaries for their general business purposes in a manner not in conflict with any of the Borrowers' covenants in this Agreement.

                  Section 2.20 Interest Rate Not Ascertainable, Etc. If, on or prior to any date for determining the Adjusted Eurodollar Rate for any Eurodollar Rate Advance, the Bank determines (which determination shall be conclusive and binding, absent error) that:

                           (a) deposits in dollars (in the applicable amount) are not being made available to the Bank in the relevant market for such Interest Period, or

                           (b) the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to the Bank of funding or maintaining Eurodollar Rate Advances,

the Bank shall forthwith give notice to the Borrowers of such determination, whereupon the obligation of the Bank to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist. While any such suspension continues, all Advances shall be maintained as Reference Rate Advances.

                  Section 2.21 Increased Cost. If any Regulatory Change:

                           (a) shall subject the Bank to any tax, duty or other charge with respect to its Eurodollar Rate Advances, the Note, or its obligation to make Eurodollar Rate Advances or shall change the basis of taxation of payment to the Bank of the principal of or interest on Eurodollar Rate Advances or any other amounts due under this Agreement in respect of Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances (except for changes in the rate of tax on the overall net income of the Bank imposed by the jurisdiction in which the Bank's principal office is located); or

                           (b) shall impose, modify or deem applicable any reserve, special deposit, capital requirement or similar requirement (including, without limitation, any such requirement imposed by the Board, but excluding with respect to any Eurodollar Rate Advance any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, the Bank's applicable lending office or shall impose on the Bank (or its applicable lending office) or on the interbank Eurodollar market any other condition affecting its Eurodollar Rate Advances, the Note or its obligation to make Eurodollar Rate Advances;

and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining any Eurodollar Rate Advance, or to reduce the amount of any sum received or receivable by the Bank under this Agreement or under the Note, then, within 30 days after demand by the Bank, the Borrowers shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction; provided, that the Borrowers shall not be obligated to pay any such additional amount (i) unless the Bank shall first have notified the Borrowers in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate of the Bank claiming compensation under this Section, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of error. In determining such amount, the Bank may use any reasonable averaging and attribution methods. Failure on the part of the Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of the Bank's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent period.

                  Section 2.22 Illegality. If any Regulatory Change shall make it unlawful or impossible for the Bank to make, maintain or fund any Eurodollar Rate Advances, the Bank shall notify the Borrowers, whereupon the obligation of the Bank to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until the Bank notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, and all Eurodollar Rate Advances shall be automatically converted to Reference Rate Advances as of the date of the Bank's notice.

                  Section 2.23 Increased Capital Requirements. In the event that, as a result of any Regulatory Change, compliance by the Bank with any applicable law or governmental rule, requirement, regulation, guideline or order (whether or not having the force of law) regarding capital adequacy has the effect of reducing the rate of return on the Bank's capital as a consequence of the Commitment or amounts outstanding under the Note to a level below that which the Bank would have achieved but for such compliance (taking into consideration the Bank's policies with respect to capital adequacy), then from time to time the Borrowers shall pay to the Bank, within thirty days after written demand by the Bank, such additional amount or amounts as will compensate the Bank for such reduction; provided that the Borrowers shall not be obligated to pay any such additional amount (i) unless the Bank shall first have notified the Borrowers in writing that it intends to seek such compensation pursuant to this Section, or
(ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate, which shall be conclusive except for manifest error, as to the amount of any such reduction (including calculations in reasonable detail showing how the Bank computed such reduction and a statement that the Bank has not allocated to the Commitment or amounts outstanding under the Note a proportionately greater amount of such reduction than is attributable to each of its other commitments to lend or to each of its other outstanding credit extensions that are affected similarly by such compliance by the Bank, whether or not the Bank allocates any portion of such reduction to such other commitments or credit extensions, shall be furnished promptly by the Bank to the Borrowers.

                                   ARTICLE III
                                   -----------

                              CONDITIONS PRECEDENT

                  Section 3.1 Conditions Precedent to the Initial Revolving Loan. The making of the initial Revolving Loan and the issuance of the initial Letter of Credit shall be subject to the prior or simultaneous fulfillment of the following conditions:

                           3.1(a) Documents. The Bank shall have received the following:

                           (i) The Note, executed by the Borrowers and dated the date of this Agreement.

                           (ii) Reaffirmations of Security Agreement, in the form of Exhibits E, F, G and executed by PAG, PAII and PASI, respectively.

                           (iii) Reaffirmations of Pledge Agreement, in the form of Exhibits H and I, executed by the Borrowers.

                           (iv) A Reaffirmation of Guaranty, in the form of Exhibit J, executed by PAII.

                           (v) Copies of the corporate resolutions of PAG, PAII, PASI and PACC authorizing the execution, delivery and performance of the Loan Documents or reaffirmations thereof to which each of them is a party, certified as of the Closing Date by the respective Secretary or an Assistant Secretary of PAG, PAII, PASI and PACC.

                           (vi) Incumbency certificates showing the names and titles and bearing the signatures of the officers of PAG, PAII, PASI and PACC authorized to execute the Loan Documents or reaffirmations thereof to which each of them is a party and, in the case of each Borrower, to request Loans and conversions and continuations of Advances hereunder, certified as of the Closing Date by the respective Secretary or an Assistant Secretary of PAG, PAII, PASI and PACC.

                           (vii) A certificate of the Secretary or Assistant Secretary of each of PAG, PACC, PAII and PASI certifying that their respective Certificates of Incorporation and Bylaws have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Bank on April 28, 1995.

                           (viii) Long-form certificates of good standing for PAG, PAII, PASI and PACC in the respective jurisdictions of their incorporation, and for the Borrowers, PAII and PASI in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary, certified by the appropriate governmental officials as of a date not more than ten (10) days prior to the Closing Date.

                           (ix) A certificate dated the Closing Date of the chief executive officer or chief financial officer of the Borrowers certifying that:

                                    (A) All  representations  and warranties set
                  forth in Article IV are true and correct as of the Closing Date, and

                                    (B) On the Closing Date, after giving effect
                  to the making of the initial Revolving Loan, no Event of Default or Default shall have occurred or will exist.

                           (x)  Evidence  of   compliance   with  the  insurance
         requirements of Section 5.3.

                           (xi) A written opinion of Bryan Cave LLP, counsel to the Borrowers, PAII and PASI, addressed to the Bank and dated the Closing Date, covering the matters set forth in Exhibit K hereto.

                           3.1(b)   Additional    Conditions.    The   following
         conditions shall exist:

                           (i) The Borrowers shall have performed and complied with all agreements, terms and conditions contained in this Agreement required to be performed or complied with by the Borrowers prior to or simultaneously with the Closing Date.

                           (ii) The Bank shall have received (A) the Closing Fee and (B) all fees and other amounts due and payable by the Borrowers on or prior to the Closing Date, including the reasonable fees and expenses of counsel to the Bank payable pursuant to Section 8.2.

                           (iii) The Bank shall have received a written notification from Express America TC, Inc. ("EATC") terminating the Bank's commitment to extent further credit to EATC, and a request for a Revolving Loan from PACC, the owner of all of the issued and outstanding capital stock of EATC, in an amount equal to EATC's outstanding obligations to the Bank, directing the Bank to apply such Revolving Loan to repay such outstanding obligations.

                           3.1(c) Security Documents. All Security Documents (or
financing statements with respect thereto) shall have been appropriately filed or recorded to the satisfaction of the Bank; any pledged collateral shall have been duly delivered to the Bank; and the priority and perfection of the Liens created by the Security Documents shall have been established to the satisfaction of the Bank and its counsel.

                  Section 3.2 Conditions Precedent to all Loans and Letters of Credit. The obligation of the Bank to make any Loans or issue any Letters of Credit hereunder shall be subject to the fulfillment of the following conditions:

                           3.2(a)    Representations    and   Warranties.    The
representations and warranties contained in Article IV shall be true and correct on and as of each Revolving Loan Date, with the same force and effect as if made on such date.

                           3.2(b) No  Default.  No  Default  or Event of Default
shall have occurred and be continuing on any Revolving Loan Date, or will exist after giving effect to the Loans made on such date.

                           3.2(c)  Notices  and  Requests.  The Bank  shall have
received  the  Borrowers'  request for such  Revolving  Loan as  required  under
Section 2.2, or the Borrowers' request for the issuance of such Letter of Credit as required under Section 2.9.

                                   ARTICLE IV
                                   ----------

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Bank to enter into this Agreement and to make Loans hereunder, the Borrowers represent and warrant to the Bank:

                  Section 4.1 Organization, Standing, Etc. PAG is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents or reaffirmations thereof to which it is a party and to perform its obligations under the Loan Documents to which it is a party. PACC is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents or reaffirmations thereof to which it is a party, and to perform its obligations under the Loan Documents to which it is a party. Each Subsidiary is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents or reaffirmations thereof to which it is a party, and to perform its obligations under the Loan Documents to which it is a party. Each of the Borrowers and each of their Subsidiaries (a) holds all certificates of authority, licenses and permits necessary to carry on the business as now conducted in each jurisdiction in which it is carrying on such business, except where the failure to hold such certificates, licenses or permits would not have a material adverse effect on the business, operations, property, assets or condition, financial or otherwise, of the Borrowers and the Subsidiaries taken as a whole, and (b) is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned, leased or operated by the Borrowers or the business conducted by the Borrowers make such qualification necessary and the failure so to qualify would permanently preclude the Borrowers or such Subsidiary from enforcing its rights with respect to any assets or expose the Borrowers or such Subsidiary to any liability, which in either case would be material to the Borrowers and the Subsidiaries taken as a whole. PASI is duly registered with the SEC as a broker-dealer, is a member in good standing of the NASD, and is not in arrears with respect to any assessment made on it by the SIPC. Each Advisory Subsidiary is duly registered with the SEC as an investment adviser. PASI maintains procedures and internal controls reasonably adapted to insure that it does not extend or maintain credit to or for its customers other than in accordance with the provisions of Regulation T of the Board, and officers of PASI regularly supervise its activities and the activities of employees of PASI to reasonably ensure that PASI does not extend or maintain credit to or for customers other than in accordance with the provisions of Regulation T of the Board.

                  Section  4.2  Authorization   and  Validity.   The  execution,
delivery and performance by each of the Borrowers and each Subsidiary of the Loan Documents to which it is a party or reaffirmations thereof have been duly authorized by all necessary corporate action, and Loan Documents when executed will constitute the legal, valid and binding obligations of the Borrowers and each Subsidiary, enforceable against each of them in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity.

                  Section 4.3 No Conflict; No Default. The execution, delivery and performance by the Borrowers and each Subsidiary of the Loan Documents to which each of them is a party or reaffirmations thereof will not (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Borrowers and such Subsidiary, (b) violate or contravene any provision of the Certificate of Incorporation or bylaws of the Borrowers and such Subsidiary, or (c) result in a breach of or constitute a default under any agreement, lease or instrument to which the Borrowers or such Subsidiary is a party or by which they or any of their properties may be bound or result in the creation of any Lien thereunder. None of the Borrowers or any Subsidiary is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrowers and their Subsidiaries taken as a whole. Without limiting the foregoing, the Borrowers and each Subsidiary are in compliance with all applicable capital requirements of all governmental authorities applicable to them, including, without limitation, Rule 15c3-1 under the Exchange Act, as the same is modified with respect to PASI in accordance with the undertaking outlined in paragraph 2 of the letter dated March 2, 1995 from PASI to the NASD District Committee for District No. 2, and as the same may be further modified from time to time by the NASD.

                  Section 4.4 Government Consent. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Borrowers or any Subsidiary to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents, except for any necessary filing or recordation of or with respect to any of the Security Documents.

                  Section 4.5 Financial Statements and Condition. The audited consolidated financial statements of each of the Borrowers, as at September 30, 1996, and the unaudited financial statements of each of the Borrowers as at March 31, 1997, as heretofore furnished to the Bank, have been prepared in accordance with GAAP on a consistent basis (except for the absence of footnotes and subject to year-end audit adjustments as to the interim statements) and fairly present the financial condition of each Borrower and its Subsidiaries as at such dates and the results of their operations and changes in financial position for the respective periods then ended. As of the dates of such financial statements, neither Borrower nor any Subsidiary had any material obligation, contingent liability, liability for taxes or long-term lease obligation which is not reflected in such financial statements or in the notes thereto. Since September 30, 1996, there has been no material adverse change in the business, operations, property, assets or condition, financial or otherwise, of either Borrower and its Subsidiaries taken as a whole.

                  Section 4.6 Litigation. Except as described on Schedule 4.6, there are no actions, suits or proceedings pending or, to the knowledge of the Borrowers, threatened against or affecting the Borrowers or any Subsidiary, or any of their properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Borrowers or any Subsidiary, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole or on the ability of the Borrowers or any Subsidiary to perform its obligations under the Loan Documents.

                  Section 4.7 ERISA. Each Plan is in substantial compliance with all applicable requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No Reportable Event has occurred and is continuing with respect to any Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would reasonably be expected to result in the institution of proceedings to terminate any Plan under Section 4042 of ERISA. With respect to each Plan subject to Title IV of ERISA, as of the most recent valuation date for such Plan, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Bank) of such Plan's projected benefit obligations did not exceed the fair market value of such Plan's assets.

                  Section 4.8 Federal Reserve Regulations. Neither of the Borrowers nor any Subsidiary is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board). The value of all margin stock owned by either of the Borrowers does not constitute more than 25% of the value of the assets of that Borrower.

                  Section 4.9 Title to Property; Leases; Liens; Subordination. Each of the Borrowers and each of their Subsidiaries has (a) good and marketable title to its real properties and (b) good and sufficient title to, or valid, subsisting and enforceable leasehold interest in, its other material properties, including all real properties (other than property disposed of since the date of such financial statements in the ordinary course of business). None of such properties is subject to a Lien, except as allowed under Section 6.13. Neither of the Borrowers and none of their Subsidiaries have subordinated any of their rights under any obligation owing to them to the rights of any other person.

                  Section 4.10 Taxes. The Borrowers and their Subsidiaries have filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property and all other taxes, fees and other charges imposed on it or any of its property by any governmental authority (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrowers). The charges, accruals and reserves on the books of the Borrowers in respect of taxes and other governmental charges are adequate and the Borrowers know of no proposed material tax assessment against the Borrowers, any Subsidiary or any of their assets or of any basis therefor.

                  Section 4.11 Trademarks, Patents. The Borrowers and their Subsidiaries possesses or has the right to use all of the patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all technology, know-how, processes, methods and designs used in or necessary for the conduct of its business, without known conflict with the rights of others.

                  Section 4.12 Burdensome Restrictions. Neither of the Borrowers and none of their Subsidiaries is a party to or otherwise bound by any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate or partnership restriction which would foreseeably have a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole or on the ability of the Borrowers and the Subsidiaries to carry out their obligations under any Loan Document.

                  Section 4.13 Force Majeure. Since the date of the most recent financial statement referred to in Section 4.5, the business, properties and other assets of the Borrowers and the Subsidiaries have not been materially and adversely affected in any way as the result of any fire or other casualty, strike, lockout, or other labor trouble, embargo, sabotage, confiscation, condemnation, riot, civil disturbance, activity of armed forces or act of God.

                  Section 4.14 Investment Company Act. Neither of the Borrowers and none of their Subsidiaries is an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  Section 4.15 Public Utility Holding Company Act. Neither of the Borrowers and none of their Subsidiaries is a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a holding company or of a subsidiary company of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 4.16  Retirement  Benefits.  Except as required  under
Section 4980B of the Code, Section 601 of ERISA or applicable state law, neither of the Borrowers and none of their Subsidiaries is obligated to provide post-retirement medical or insurance benefits with respect to employees or former employees.

                  Section 4.17 Subsidiaries. Schedule 4.17 sets forth as of the date of this Agreement a list of all Subsidiaries and the number and percentage of the shares of each class of capital stock owned beneficially or of record by the Borrowers or any Subsidiary therein, and the jurisdiction of incorporation of each Subsidiary.

                  Section 4.18 Fund Agreements. Schedule 4.18 sets forth as of the date of this agreement, a list of all Funds for which PAII acts as investment adviser or PASI acts as principal distributor, and a list of all related Fund Agreements. All Fund Agreements are in full force and effect.

                  Section 4.19 Full Disclosure. Subject to the following sentence, neither the financial statements referred to in Section 4.5 nor any other certificate, written statement, exhibit or report furnished by or on behalf of the Borrowers in connection with or pursuant to this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading. Certificates or statements furnished by or on behalf of the Borrowers to the Bank consisting of projections or forecasts of future results or events have been prepared in good faith and based on good faith estimates and assumptions of the management of the Borrowers, and the Borrowers have no reason to believe that such projections or forecasts are not reasonable.

                                    ARTICLE V
                                    ---------

                              AFFIRMATIVE COVENANTS

                  Until any obligation of the Bank hereunder to make the Revolving Loans and the Term Loan or to issue Letters of Credit shall have expired or been terminated, no Letter of Credit remains outstanding and the Note and all of the other Obligations have been paid in full, unless the Bank shall otherwise consent in writing:

                  Section 5.1 Financial Statements and Reports. The Borrowers will furnish to the Bank:

                           5.1(a) As soon as  available  and in any event within
ninety days after the end of each fiscal year of the Borrowers, the consolidated financial statements of each of the Borrowers and its respective Subsidiaries consisting of at least statements of income, cash flow and changes in stockholders' equity, and a consolidated balance sheet as at the end of such year, setting forth in each case in comparative form corresponding figures from the previous annual audit, certified without qualification by KPMG Peat Marwick or other independent certified public accountants of recognized national standing selected by the Borrowers and acceptable to the Bank, together with (a) any management letters, management reports or other supplementary written comments or reports to the Borrowers or their boards of directors furnished by such accountants and (b) a letter from such accountants addressed to the Bank acknowledging that the Bank is extending credit in reliance on such financial statements and authorizing such reliance.

                           5.1(b) Together with the audited financial statements
required under Section 5.1(a), a statement by the accounting firm performing such audit to the effect that it has reviewed this Agreement and that in the course of performing its examination nothing came to its attention that caused it to believe that any Default or Event of Default exists, or, if such Default or Event of Default exists, describing its nature.

                           5.1(c) As soon as  available  and in any event within
forty-five days after the end of each March, June, September and December, and thirty days after the end of each other month, unaudited consolidated statements of income, cash flow and changes in stockholders' equity for each of the Borrowers and its respective Subsidiaries for such month and for the period from the beginning of such fiscal year to the end of such month, and a consolidated balance sheet of each of the Borrowers as at the end of such month, setting forth in comparative form figures for the corresponding period for the preceding fiscal year, accompanied by a certificate signed by the chief financial officers of each of the Borrowers stating that such financial statements present fairly the financial condition of the Borrowers and the Subsidiaries and that the same have been prepared in accordance with GAAP.

                           5.1(d)   Together   with  the   unaudited   financial
statements required under Section 5.1(c), (i) a compliance certificate signed by the chief financial officers of each of the

Borrowers demonstrating in reasonable detail compliance (or noncompliance, as the case may be) with Sections 6.10(h) and 6.13 through 6.17 as at the end of such month and stating that as at the end of such month there did not exist any Default or Event of Default or, if such Default or Event of Default existed, specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto, and (ii) a report on the Net Asset Value of all Advisory Funds in form acceptable to the Bank, signed by the chief financial officers of each of the Borrowers.

                           5.1(e) As soon as practicable  and in any event prior
to the beginning of each fiscal year of the Borrowers, statements of forecasted income and cash flow for the Borrowers and the Subsidiaries for each month in such fiscal year and a forecasted consolidated balance sheet of the Borrowers and the Subsidiaries, together with supporting assumptions, as at the end of each month, all in reasonable detail and reasonably satisfactory in scope to the Bank.

                           5.1(f)  Immediately upon any officer of the Borrowers
becoming aware of any Default or Event of Default, a notice describing the nature thereof and what action the Borrower proposes to take with respect thereto.

                           5.1(g)  Immediately upon any officer of the Borrowers
becoming aware of the occurrence, with respect to any Plan, of any Reportable Event or any Prohibited Transaction, a notice specifying the nature thereof and what action the Borrower proposes to take with respect thereto, and, when received, copies of any notice from PBGC of intention to terminate or have a trustee appointed for any Plan.

                           5.1(h)  Promptly upon the mailing or filing  thereof,
copies of all financial statements, reports and proxy statements mailed to the shareholders of PACC or any Fund, and copies of all registration statements, periodic reports and other documents filed with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange.

                           5.1(i)  Immediately upon any officer of the Borrowers
becoming aware of any action by the Borrowers, any Subsidiary or any Fund to make any modification to, waive any provision of, or fail to renew any Fund Agreement, to the extent such modification, waiver or non-renewal would have an adverse effect on the amount of compensation payable to the Borrowers or any Subsidiary by any Fund in an amount exceeding $100,000, a notice describing the same and what action the Borrowers propose to take with respect thereto.

                           5.1(j)  From  time to time,  such  other  information
regarding the business, operation and financial condition of the Borrowers, the Subsidiaries and the Funds as the Bank may reasonably request.

                  Section 5.2 Corporate Existence. The Borrowers will maintain, and cause their Subsidiaries to maintain, their corporate existence in good standing under the laws of their respective jurisdictions of incorporation and their qualification to transact business in each jurisdiction where failure so to qualify would permanently preclude either Borrower or any such Subsidiary from enforcing its rights with respect to any material asset or would expose either Borrower or any such Subsidiary to any material liability; provided, however, that nothing herein shall prohibit the merger or liquidation of any Subsidiary allowed under Section 6.1.

                  Section 5.3 Insurance. The Borrowers shall maintain, and shall cause their Subsidiaries to maintain, with financially sound and reputable insurance companies such insurance as may be required by law and such other insurance in such amounts and against such hazards as is customary in the case of reputable firms engaged in the same or similar business and similarly situated.

                  Section 5.4 Payment of Taxes and Claims. The Borrowers shall file, and cause their Subsidiaries to file, all tax returns and reports which are required by law to be filed by them and will pay, and cause their Subsidiaries to pay, before they become delinquent all taxes, assessments and governmental charges and levies imposed upon it or its property and all claims or demands of any kind (including but not limited to those of suppliers, mechanics, carriers, warehouses, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property; provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings, and as long as the Borrowers' or Subsidiaries' title to its property is not materially adversely affected, their use of such property in the ordinary course of its business is not materially interfered with and adequate reserves with respect thereto have been set aside on the Borrowers' or such Subsidiary's books in accordance with GAAP.

                  Section 5.5 Inspection. The Borrowers shall permit any Person designated by the Bank to visit and inspect any of the properties, corporate books and financial records of the Borrowers and the Subsidiaries, to examine and to make copies of the books of accounts and other financial records of the Borrowers and the Subsidiaries, and to discuss the affairs, finances and accounts of the Borrowers and the Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as the Bank may designate. So long as no Event of Default exists, the expenses of the Bank for such visits, inspections and examinations shall be at the expense of the Bank, but any such visits, inspections and examinations made while any Event of Default is continuing shall be at the expense of the Borrowers.

                  Section 5.6 Maintenance of Properties. The Borrowers will maintain, and cause their Subsidiaries to maintain, their properties used or useful in the conduct of its business in good condition, repair and working order, and supplied with all necessary equipment, and make all necessary repairs, renewals, replacements, betterments and improvements thereto, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                  Section 5.7 Books and Records. The Borrowers will keep, and will cause their Subsidiaries to keep, adequate and proper records and books of account in which full and correct entries will be made of their dealings, business and affairs.

                  Section 5.8 Compliance. The Borrowers will comply, and will cause their Subsidiaries to comply, in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject; provided, however, that failure so to comply shall not be a breach of this covenant if such failure does not have, or is not reasonably expected to have, a materially adverse effect on the properties, business, prospects or condition (financial or otherwise) of the Borrowers or the Subsidiaries and the Borrowers or the Subsidiaries are acting in good faith and with reasonable dispatch to cure such noncompliance.

                  Section 5.9 Notice of Litigation. The Borrowers will give prompt written notice to the Bank of the commencement of any action, suit or proceeding before any court or arbitrator or any governmental department, board, agency or other instrumentality affecting the Borrowers or their Subsidiaries or any property of the Borrowers or their Subsidiaries or to which either Borrower or any Subsidiary is a party in which an adverse determination or result could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole or on the ability the Borrowers to perform their obligations under the Loan Documents, stating the nature and status of such action, suit or proceeding.

                  Section 5.10 ERISA. The Borrowers will maintain, and cause their Subsidiaries to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which the Borrowers or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in either case in an amount exceeding $50,000, (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Borrowers or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any Plan in an aggregate amount exceeding $50,000 or (c) fail to make any payments in an aggregate amount exceeding $50,000 to any Multiemployer Plan that the Borrowers or any of the ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

                  Section 5.11 Fund Agreements. Subject to its fiduciary obligations and except as may otherwise be required by law, the Borrowers will use their best efforts to cause each Fund for which a Subsidiary acts as investment advisor or principal distributor to continue such Subsidiary in such capacity and not to reduce the compensation payable to such Subsidiary for its services to such Fund in any material respect.

                  Section 5.12 Advisory Subsidiaries. The Borrowers will cause PAII, on and at all times after the Closing Date, and any Advisory Subsidiary acquired hereafter as a result of an Investment permitted under Section 6.11(h), on and at all times after the Business Day following such acquisition, to comply with the following requirements:

                           (a) not have any (i) business other than the business of serving as investment adviser for Advisory Funds pursuant to Advisory Contracts and receiving payments thereunder, (ii) assets other than Advisory Contracts and assets necessary to the performance by such Advisory Subsidiary of its obligations under such Advisory Contracts, or (iii) liabilities other than liabilities under Advisory Contracts or other agreements permitted pursuant to Section 5.12(b);

                           (b) not enter into any agreements or other arrangements with any Affiliate or any unaffiliated Person, other than
         (y) Advisory Contracts and (z) other agreements necessary to the performance by such Advisory Subsidiary of its obligations under Advisory Contracts; provided that such Advisory Contracts and other agreements are entered into upon fair and reasonable terms no less favorable to such Advisory Subsidiary than would obtain in a comparable arm's-length available to a Person unaffiliated with the Borrower;

                           (c) distribute (by dividend or otherwise) all of its revenue, less actual expenses incurred in performing its obligations under Advisory Contracts, and subject to any restrictions applicable under the Delaware General Corporation Act or other applicable corporate statute, or the Investment Advisers Act or any state law applicable to investment advisers, to PAG by means of a deposit into an account of PAG with the Bank;

                           (d) be incorporated under the Delaware General Corporation Act and provide in its Certificate or Articles of Incorporation that, until the Obligations have been paid in full and the Commitment has been terminated, no action of the types described in Sections 7.1(e), (f) or (g) may be taken without the prior written consent of the Bank;

                           (e) conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the Person with which those others are concerned, and use its best efforts to avoid the appearance of conducting business on behalf of the Borrowers or any other Subsidiary or Affiliate of the Borrowers, or that the assets of such Advisory Subsidiary are available to pay the creditors of the Borrowers or any Subsidiary or Affiliate of the Borrowers (without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts and statements will be made solely in the name of such Advisory Subsidiary);

                           (f) maintain corporate records and books of account separate from those of the Borrowers and any Subsidiary or Affiliate of the Borrowers;

                           (g) obtain proper authorization from its board of directors of all corporate action requiring such authorization, and hold meetings of its board of directors and hold not less frequently than four times per annum;

                           (h) obtain proper authorization from its shareholder of all corporate action requiring shareholder approval;

                           (i) pay its operating expenses and liabilities from its own funds;

                           (j) disclose in its annual and interim financial statements the effects of such Advisory Subsidiary's transactions in accordance with generally accepted accounting principles; and

                           (k) keep its assets and its liabilities wholly separate from those of all other Persons, including, but not limited to, the Borrowers and any other Subsidiaries or Affiliates of the Borrowers.

                  Section 5.13 Further Assurances. The Borrowers will, and will cause their Subsidiaries to, promptly correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation thereof. Promptly upon request by the Bank, the Borrowers also will, and will cause their Subsidiaries to, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Bank may reasonable require from time to time in order: (a) to carry out more effectively the purposes of the Loan Documents; (b) to perfect and maintain the validity, effectiveness and priority of any Liens intended to be created by the Loan Documents; and (c) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Bank the rights granted now or hereafter intended to be granted to the Bank under any Loan Document or under any other instrument executed in connection with any Loan Document or that the Borrowers or their Subsidiaries may be or become bound to convey, mortgage or assign to the Bank in order to carry out the intention or facilitate the performance of the provisions of any Loan Document. The Borrowers will furnish to the Bank evidence satisfactory to the Bank of every such recording, filing or registration.

                                   ARTICLE VI
                                   ----------

                               NEGATIVE COVENANTS

                  Until any obligation of the Bank hereunder to make the Revolving Loans and the Term Loan or to issue any Letter of Credit shall have expired or been terminated, no Letter of Credit remains outstanding and the Note and all of the other Obligations have been paid in full, unless the Bank shall otherwise consent in writing:

                  Section 6.1 Merger. The Borrowers will not merge or consolidate or enter into any analogous reorganization or transaction with any Person or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or permit any Subsidiary to do any of the foregoing; provided, however, any Subsidiary of PAG, other than an Advisory Subsidiary, may be merged with or liquidated into any wholly-owned Subsidiary (if such wholly-owned Subsidiary is the surviving corporation) of PAG, and any Subsidiary of PACC that is not PAG or a Subsidiary of PAG may be merged with or liquidated into any other wholly-owned Subsidiary of PACC that is not PAG or a Subsidiary of PAG (if such wholly-owned Subsidiary is the surviving corporation).

                  Section 6.2 Disposition of Assets. The Borrowers will not, and will not permit any of their Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                           6.2(a) sales of Fund shares (i)  underwritten  by any
Subsidiary of the Borrower or (ii) in which the Borrowers or any Subsidiary makes an Investment permitted under Section 6.11(i), in the ordinary course of business;

                           6.2(b)   sales  of  rights  to   receive   investment
distribution fees as provided in rule 12b-1 of the SEC under the Investment Company Act, provided that, both before and after giving effect thereto, no Default or Event of Default would have occurred and be continuing;

                           6.2(c) the sale of  equipment  to the extent that (i)
such equipment is no longer useful in such Borrower's or Subsidiary's  business,
(ii) is exchanged for credit against the purchase price of similar replacement equipment, or (iii) the proceeds of such sale are applied with reasonable promptness to the purchase price of similar replacement equipment; and

                           6.2(d)  the  resale  of   mortgage   related   assets
reacquired by the Borrowers or their Subsidiaries pursuant to the terms of agreements relating to the sale of such mortgage related assets existing on the date hereof.

                  Section 6.3 Plans. The Borrowers will not permit, and will not allow their Subsidiaries to permit, any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any assets of the Borrowers or any Subsidiary; and the Borrower will not permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the
Bank) of such Plan's projected benefit obligations to exceed the fair market value of such Plan's assets.

                  Section 6.4 Change in Nature of Business. The Borrowers will not (a) own any assets other than the stock of their Subsidiaries, Cash Balances and Cash Equivalents held through the Bank or its Affiliates, the trademarks subject to the Trademark Assignment, and fixed assets or personal property used in the business of the Borrowers and their Subsidiaries, (b) will not permit any Advisory Subsidiaries to take any action that would cause, or authorize, any violation of Section 5.12, and (c) will not permit any Subsidiary to make any material change in the nature of the business of such Subsidiary as carried on at the date hereof or, if later, the date such Subsidiary is acquired.

                  Section 6.5 Subsidiaries. After the date of this Agreement, the Borrowers will not, and will not permit their Subsidiaries to, form or acquire any corporation which would thereby become a Subsidiary, except for Subsidiaries acquired as a result of Investments permitted pursuant to Section 6.11(h).

                  Section 6.6 Negative Pledges; Subsidiary Restrictions. The Borrowers will not, and will not permit their Subsidiaries to, enter into any agreement, bond, note or other instrument with or for the benefit of any Person other than the Bank which would (i) prohibit the Borrowers or any Subsidiary from granting, or otherwise limit the ability of the Borrowers or any Subsidiary to grant, to the Bank any Lien on any assets or properties of the Borrowers or any Subsidiary, or (ii) require the Borrowers or any Subsidiary to grant a Lien to any other Person if the Borrowers or any Subsidiary grants any Lien to the Bank. The Borrowers will not permit any Subsidiary to place or allow any restriction, directly or indirectly, on the ability of such Subsidiary to (a) pay dividends or any distributions on or with respect to such Subsidiary's capital stock or (b) make loans or other cash payments to the Borrowers.

                  Section 6.7 Restricted Payments. PACC will not make any Restricted Payments, and PAG will not make any Restricted Payments if, either before or after giving effect thereto, an Event of Default or Default will have occurred and be continuing.

                  Section 6.8 Transactions with Affiliates. The Borrowers will not, and will not permit their Subsidiaries to, enter into any transaction with any Affiliate of the Borrowers, except upon fair and reasonable terms no less favorable to the Borrowers or such Subsidiaries than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                  Section 6.9 Accounting Changes. The Borrowers will not, and will not permit their Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change their fiscal year.

                  Section 6.10 Investments. The Borrowers will not, and will not permit their Subsidiaries to, acquire for value, make, have or hold any Investments, except:

                           6.10(a)  Investments  existing  on the  date  of this
Agreement.

                           6.10(b) Travel and relocation  advances to management
personnel and employees in the ordinary course of business.

                           6.10(c)  Investments  by  the  Borrowers  in  readily
marketable obligations issued or guaranteed by the United States or any agency thereof and supported by the full faith and credit of the United States.

                           6.10(d)  Investments by the Borrowers in certificates
of deposit or bankers' acceptances issued by the Bank or any other commercial bank organized under the laws of the United States or any State thereof which has (i) combined capital and surplus of at least $100,000,000, and (ii) a credit rating with respect to its unsecured indebtedness from a nationally recognized rating service that is satisfactory to the Bank.

                           6.10(e)  Investments  by the  Borrowers in commercial
paper given the highest rating by a nationally recognized rating service.

                           6.10(f)  Investments  by the  Borrowers in repurchase
agreements relating to securities issued or guaranteed as to principal and interest by the United States of America.

                           6.10(g) Investments by the Borrowers in other readily
marketable Investments in debt securities which are reasonably acceptable to the Bank.

                           6.10(h) Other  Investments  by PAG  consisting of the
acquisition of all or substantially all of the capital stock of, or assets of, Persons engaged in the business of serving as investment advisors to or principal distributors for Funds, provided (i) the aggregate Net Asset Value of all Funds with respect to which any Subsidiary becomes the investment advisor, or the investment advisor becomes a Subsidiary, as a result of all such Investments does not exceed $500,000,000, (ii) the aggregate consideration paid for any such Investment does not exceed five percent (5%) of the Net Asset Value of all Funds with respect to which any Subsidiary becomes the investment advisor, or the investment advisor becomes a Subsidiary, as a result of such Investments, and (iii) in the case of any Investment resulting in the acquisition of new Subsidiary, such Subsidiary is or becomes a wholly-owned Subsidiary and executes and delivers to the Bank a Security Agreement and, if such Subsidiary is an Advisory Subsidiary, a Guaranty simultaneously with such Investment.

                           6.10(i) Investments in Advisory Funds, or any similar
investment in a management investment pool that is not a Fund but that is managed by an Advisory Subsidiary.

Any Investments under clauses (c), (d), (e) or (f) above must mature within one year of the acquisition thereof by the Borrowers.

                  Section 6.11 Indebtedness. The Borrowers will not, and will not permit their Subsidiaries to, incur, create, issue, assume or suffer to exist any Indebtedness, except:

                           6.11(a) The Obligations.

                           6.11(b) Current liabilities,  other than for borrowed
money, incurred in the ordinary course of business.

                           6.11(c) Indebtedness secured by Liens permitted under
Section 6.13(h) hereof in an amount not to exceed $1,000,000.

                  Section 6.12 Liens. The Borrowers will not, and will not permit their Subsidiaries to, create, incur, assume or suffer to exist any Lien, or enter into, or make any commitment to enter into, any arrangement for the acquisition of any property through conditional sale, lease-purchase or other title retention agreements, with respect to any property now owned or hereafter acquired by either Borrower or a Subsidiary, except:

                           6.12(a) Liens granted to the Bank.

                           6.12(b)  Deposits  or  pledges  to secure  payment of
workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of either Borrower or a Subsidiary.

                           6.12(c)  Liens  for  taxes,  fees,   assessments  and
governmental charges not delinquent or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of
Section 5.4.

                           6.12(d)  Liens of carriers,  warehousemen,  mechanics
and materialmen, and other like Liens arising in the ordinary course of business, for sums not due or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 5.4.

                           6.12(e) Liens incurred or deposits or pledges made or
given in connection with, or to secure payment of, indemnity, performance or other similar bonds.

                           6.12(f)  Liens  arising   solely  by  virtue  of  any
statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restriction against access by the Borrowers or a Subsidiary in excess of those set forth by regulations promulgated by the Board, and (ii) such deposit account is not intended by the Borrowers or any Subsidiary to provide collateral to the depository institution.

                           6.12(g)   Encumbrances   in  the   nature  of  zoning
restrictions, easements and rights or restrictions of record on the use of real property and landlord's Liens under leases on the premises rented, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrowers or a Subsidiary.

                           6.12(h)  The   interest  of  any  lessor   under  any
Capitalized Lease entered into after the Closing Date or purchase money Liens on equipment acquired after the Closing Date; provided, that, (i) the Indebtedness secured thereby is otherwise permitted by this Agreement and (ii) such Liens are limited to the equipment acquired and do not secure Indebtedness other than the related Capitalized Lease Obligations or the purchase price of such equipment.

                           6.12(i)  A  Lien  in  favor  of  the  PAG's  landlord
covering tenant improvements located in PAG's office in Phoenix, Arizona and financed by such landlord, to secure all of PAG's obligations under the lease for such office premises as in effect on May31, 1995.

                  Section 6.13 Contingent Obligations. The Borrowers will not, and will not permit their Subsidiaries to, be or become liable on any Contingent Obligations.

                  Section 6.14 Funded Debt Leverage Ratio. The Borrowers will not permit the ratio of (i) Funded Debt as of the last day of any fiscal quarter of the Borrowers, to (ii) EBITDA, for the Measurement Period ending on that date, to be more than 4.0 to 1.0.

                  Section 6.15 Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio, as of the last day of any month, for the Measurement Period ending on that date, to be less than 1.50 to 1.00.

                  Section 6.16 Minimum Fund Balances. The Borrowers will not permit the sum of the Net Asset Values of all Advisory Funds at any time to be less than the greater of (a) $1,350,000,000 or (b) ninety percent of the sum of such Net Asset Values at the end of the most recently completed fiscal quarter (or, in the case of a measurement at the end of any fiscal quarter, the preceding fiscal quarter).

                  Section 6.17 EBITDA. The Borrower will not permit the EBITDA Margin, as the last day of any month, for the Measurement Period ending on that date, to be less than 25.0%.

                  Section 6.18 Loan Proceeds. The Borrowers will not use any part of the proceeds of the Loans directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (as defined in Regulation U of the Board), other than to the extent used to make Restricted Payments to PACC to fund the repurchase of its outstanding capital stock, or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose or
(b) for any purpose which entails a violation of, or which is inconsistent with, the provisions of Regulations G, U or X of the Board.

                                   ARTICLE VII
                                   -----------

                         EVENTS OF DEFAULT AND REMEDIES

                  Section 7.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

                           7.1(a)  The  Borrowers  shall  fail to make when due,
whether by acceleration or otherwise, any payment of principal of or interest on either Note or any other Obligation required to be made to the Bank pursuant to this Agreement.

                           7.1(b) Any  representation  or warranty made by or on
behalf of either Borrower or any Subsidiary in this Agreement or any other Loan Document or by or on behalf of either Borrower or any Subsidiary in any certificate, statement, report or document herewith or hereafter furnished to the Bank pursuant to this Agreement or any other Loan Document shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified.

                           7.1(c)  The  Borrowers  shall  fail  to  comply  with
Sections 5.2, 5.3, 5.12 or 5.13, any Section of Article VI, or the Borrowers or any Subsidiary shall fail to comply with Section 4, 6, 8 or 13, the first sentence of Section 7 or the second sentence of Section 14 of the Security Agreements to which it is a party.

                           7.1(d) The Borrowers or any Subsidiary  shall fail to
comply with any other agreement, covenant, condition, provision or term contained in this Agreement or any other Loan Document (other than those hereinabove set forth in this Section 7.1) and such failure to comply shall continue for thirty calendar days after whichever of the following dates is the earliest: (i) the date the Borrowers give notice of such failure to the Bank,
(ii) the date the Borrowers should have given notice of such failure to the Banks pursuant to Section 5.1, or (iii) the date the Bank gives notice of such failure to the Borrowers.

                           7.1(e) Either Borrower or any Subsidiary shall become
insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of such Borrower or Subsidiary or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for either Borrower or a Subsidiary or for a substantial part of the property thereof and shall not be discharged within 45 days, or either Borrower or any Subsidiary shall make an assignment for the benefit of creditors.

                           7.1(f)   Any   bankruptcy,    reorganization,    debt
arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against either Borrower or any Subsidiary, and, if instituted against either Borrower or any Subsidiary, shall have been consented to or acquiesced in by such Borrower or Subsidiary, or shall remain undismissed for 60 days, or an order for relief shall have been entered against such Borrower or Subsidiary.

                           7.1(g) Any dissolution or liquidation  proceeding not
permitted by Section 6.1 shall be instituted by or against either Borrower or any Subsidiary and, if instituted against either Borrower or any Subsidiary, shall be consented to or acquiesced in by such Borrower or Subsidiary or shall remain for 45 days undismissed.

                           7.1(h) A judgment  or  judgments  for the  payment of
money in excess of the sum of $100,000 in the aggregate shall be rendered against either Borrower or any Subsidiary and either (i) the judgment creditor executes on such judgment or (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

                           7.1(i) The maturity of any material  Indebtedness  of
either Borrower (other than Indebtedness under this Agreement) or any Subsidiary shall be accelerated, or either Borrower or any Subsidiary shall fail to pay any such material Indebtedness when due (after the lapse of any applicable grace period) or, in the case of such Indebtedness payable on demand, when demanded (after the lapse of any applicable grace period), or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting the holder of any such Indebtedness or any trustee or other Person acting on behalf of such holder to cause, such material Indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor. For purposes of this Section, Indebtedness of either Borrower or any Subsidiary shall be deemed "material" if it exceeds $100,000 as to any item of Indebtedness or in the aggregate for all items of Indebtedness with respect to which any of the events described in this
Section 7.1(i) has occurred.

                           7.1(j) Any  execution or  attachment  shall be issued
whereby any substantial part of the property of either Borrower or any Subsidiary or any of the stock of either Borrower or any Subsidiary shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof.

                           7.1(k) Any  Advisory  Subsidiary  shall  repudiate or
purport to revoke its Guaranty or any Guaranty for any reason shall cease to be in full force and effect as to any Advisory Subsidiary, or shall be judicially declared null and void.

                           7.1(l)  Any  Security  Document  shall,  at any time,
cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by either Borrower or any Subsidiary, or the Bank shall cease to have a valid and perfected security interest having the priority contemplated thereunder in all of the collateral described therein, other than by action or inaction of the Bank if (i) the aggregate value of the collateral affected by any of the foregoing exceeds $25,000 and (ii) any of the foregoing shall remain unremedied for ten days or more after receipt of notice thereof by the Borrowers from the Bank.

                           7.1(m)  The SEC  shall  have  revoked,  or taken  any
action to revoke, the broker/dealer or investment adviser registration of any Subsidiary.

                           7.1(n) PAG or any  Subsidiary  shall  have  failed to
meet the minimum capital requirements prescribed from time to time by Rule 15c3-1 under the Exchange Act and applicable to it.

                           7.1(o) The SEC, the NASD or any other authority shall
have modified or terminated, or proposed to modify or terminate Rule 12b-1 under the Investment Company Act or the Rules of Fair Practice in a manner which could, in the sole judgment of the Bank, result in a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole.

                           7.1(p)  PASI  or  any  other  Subsidiary  that  is  a
broker/dealer shall cease to be a member in good standing of the NASD.

                           7.1(q)  The SIPC  shall  have  applied  or shall have
announced its intention to apply for a decree adjudicating that customers of PAG or any Subsidiary are in need of protection under SIPA.

                           7.1(r) Any Change of Control shall occur.

                  Section 7.2 Remedies. If (a) any Event of Default described in Sections 7.1(e), (f), (g) or (q) shall occur with respect to either Borrower, the Commitment shall automatically terminate and the Note and all other Obligations shall automatically become immediately due and payable; or (b) any other Event of Default shall occur and be continuing, then the Bank may (i) declare the Commitment terminated, whereupon the Commitment shall terminate and
(ii) declare the outstanding unpaid principal balance of the Note, the accrued and unpaid interest thereon and all other Obligations to be forthwith due and payable, whereupon the Note, all accrued and unpaid interest thereon and all such Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Note to the contrary notwithstanding. Upon the occurrence of any of the events described in clauses (a) or (b) of the preceding sentence the Bank may exercise all rights and remedies under any of the Loan Documents, and enforce all rights and remedies under any applicable law.

                  Section 7.3 Offset.  In addition to the  remedies set forth in
Section 7.2, upon the occurrence of any Event of Default and thereafter while the same be continuing, the Borrowers hereby irrevocably authorizes the Bank to set off any Obligations against all deposits and credits of the Borrowers with, and any and all claims of the Borrowers or any Subsidiary against, the Bank. Such right shall exist whether or not the Bank shall have made any demand hereunder or under any other Loan Document, whether or not the Obligations, or any part thereof, or deposits and credits held for the account of the Borrowers or any of their Subsidiaries is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to the Bank. The Bank agrees that, as promptly as is reasonably possible after the exercise of any such setoff right, it shall notify the Borrowers of its exercise of such setoff right; provided, however, that the failure of the Bank to provide such notice shall not affect the validity of the exercise of such setoff rights. Nothing in this Agreement shall be deemed a waiver or prohibition of or restriction on the Bank to all rights of banker's Lien, setoff and counterclaim available pursuant to law.

                                  ARTICLE VIII
                                  ------------

                                  MISCELLANEOUS

                  Section 8.1 Modifications. Notwithstanding any provisions to the contrary herein, any term of this Agreement may be amended with the written consent of the Borrowers; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  Section 8.2 Expenses; Amendment or Waiver Fee. Whether or not the transactions contemplated hereby are consummated, the Borrowers agree to reimburse the Bank upon demand for all reasonable out-of-pocket expenses paid or incurred by the Bank (including filing and recording costs and fees and expenses of Dorsey & Whitney LLP, counsel to the Bank) in connection with the negotiation, preparation, approval, review, execution, delivery, administration, amendment, modification and interpretation of this Agreement and the other Loan Documents and any commitment letters relating thereto. The Borrowers shall also reimburse the Bank upon demand for all reasonable out-of-pocket expenses (including expenses of legal counsel) paid or incurred by the Bank in connection with the collection and enforcement of this Agreement and any other Loan Document. The obligations of the Borrowers under this Section shall survive any termination of this Agreement. In addition, the PACC shall pay a fee of $1,500.00 to the Bank on the effective date of any amendment to, modification of or waiver of any provision of this Agreement if the Bank determines, in its sole discretion, that its policies or practices required the Bank to obtain the approval of any credit committee or similar approval authority for the execution of such amendment, modification or waiver.

                  Section 8.3 Waivers, etc. No failure on the part of the Bank or the holder of a Note to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in the other Loan Documents provided are cumulative and not exclusive of any remedies provided by law.

                  Section 8.4 Notices. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Bank under Article II hereof shall be deemed to have been given only when received by the Bank.

                  Section 8.5 Taxes. The Borrowers agree to pay, and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement or the issuance of the Note, which obligation of the Borrowers shall survive the termination of this Agreement.

                  Section 8.6 Successors and Assigns; Disposition of Loans; Transferees. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign their rights or delegate their obligations hereunder or under any other Loan Document without the prior written consent of the Bank. The Bank may at any time sell, assign, transfer, grant participations in, or otherwise dispose of any portion of the Commitment, the Loans and/or Advances (each such interest so disposed of being herein called a "Transferred Interest") to banks or other financial institutions ("Transferees"). The Borrowers agree that each Transferee shall be entitled to the benefits of Sections 2.21, 2.22, 2.23, 2.24, 8.2 and 8.12 with respect to its Transferred Interest and that each Transferee may exercise any and all rights of banker's Lien, setoff and counterclaim as if such Transferee were a direct lender to the Borrowers. If the Bank makes any assignment to a Transferee, then upon notice to the Borrowers such Transferee, to the extent of such assignment (unless otherwise provided therein), shall become a "Bank" hereunder and shall have all the rights and obligations of the Bank hereunder and the Bank shall be released from its duties and obligations under this Agreement to the extent of such assignment. Notwithstanding the sale by the Bank of any participation hereunder, (a) no participant shall be deemed to be or have the rights and obligations of the Bank hereunder except that any participant shall have a right of setoff under Section
7.3 as if it were the Bank and the amount of its participation were owing directly to such participant by the Borrowers and (b) the Bank shall not in connection with selling any such participation condition the Bank's rights in connection with consenting to amendments or granting waivers concerning any matter under any Loan Document upon obtaining the consent of such participant other than on matters relating to (i) any reduction in the amount of any principal of, or the amount of or rate of interest on, the Note or Advance in which such participation is sold, (ii) any postponement of the date fixed for any payment of principal of or interest on the Note or Advance in which such participation is sold, (iii) the release or subordination of any material portion of any collateral other than pursuant to the terms of any Security Document or (iv) the release of any Guaranty.

                  Section 8.7 Confidentiality of Information. The Bank shall use reasonable efforts to assure that information about the Borrowers and their operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Bank pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between the Bank and the Borrowers and shall not be divulged to any Person other than the Bank, its Affiliates and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants,
(b) in connection with the enforcement of the rights of the Bank hereunder and under the Note, the Guaranties and the Security Documents or otherwise in connection with applicable litigation, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in the immediately preceding Section, and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over the Bank or by any applicable law, rule, regulation or judicial process, the opinion of the Bank's counsel concerning the making of such disclosure to be binding on the parties hereto. The Bank shall not incur any liability to the Borrowers by reason of any disclosure permitted by this Section 8.7.

                  Section 8.8 Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Agreement and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

                  Section 8.9 Consent to Jurisdiction. AT THE OPTION OF THE BANK, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE BORROWERS CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWERS COMMENCE ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  Section 8.10 Waiver of Jury Trial. EACH OF THE BORROWERS AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING

ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  Section 8.11 Survival of Agreement. All representations, warranties, covenants and agreement made by the Borrower herein or in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be deemed to have been relied upon by the Bank and shall survive the making of the Loans by the Bank and the execution and delivery to the Bank by the Borrowers of the Note, regardless of any investigation made by or on behalf of the Bank, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitment have not been terminated; provided, however, that the obligations of the Borrowers under Sections 8.2, 8.5 and 8.12 shall survive payment in full of the Obligations and the termination of the Commitment.

                  Section 8.12 Indemnification. The Borrowers hereby agree to defend, protect, indemnify and hold harmless the Bank and its Affiliates and the directors, officers, employees, attorneys and agents of the Bank and its Affiliates (each of the foregoing being an "Indemnitee" and all of the foregoing being collectively the "Indemnitees") from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses (including all reasonable fees and disbursements of counsel which may be incurred in the investigation or defense of any matter) imposed upon, incurred by or asserted against any Indemnitee, whether direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations (including securities laws, environmental laws, commercial laws and regulations), under common law or on equitable cause, or on contract or otherwise:

                           (a) by reason of, relating to or in connection with the execution, delivery, performance or enforcement of any Loan
         Document, any commitments relating thereto, or any transaction contemplated by any Loan Document; or

                           (b) by reason of, relating to or in connection with any credit extended or used under the Loan Documents or any act done or omitted by any Person, or the exercise of any rights or remedies thereunder, including the acquisition of any collateral by the Bank by way of foreclosure of the Lien thereon, deed or bill of sale in lieu of such foreclosure or otherwise;

provided, however, that the Borrowers shall not be liable to any Indemnitee for any portion of such claims, damages, liabilities and expenses resulting from such Indemnitee's gross negligence or willful misconduct. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall be enforceable to the full extent permitted by law.

                  This indemnification applies, without limitation, to any act, omission, event or circumstance existing or occurring on or prior to the later of the Termination Date or the date of payment in full of the Obligations, including specifically Obligations arising under clause (b) of this Section. The indemnification provisions set forth above shall be in addition to any liability the Borrowers may otherwise have. Without prejudice to the survival of any other obligation of the Borrowers hereunder the indemnities and obligations of the Borrowers contained in this Section shall survive the payment in full of the other Obligations.

                  Section 8.13 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

                  Section 8.14 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Borrowers and the Bank with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Nothing contained in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any Persons other than the parties hereto any rights, remedies, obligations or liabilities hereunder or thereunder.

                  Section 8.15 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  Section 8.16 Borrower Acknowledgements. The Borrowers hereby acknowledge that (a) they have been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (b) the Bank has no fiduciary relationship to the Borrowers, the relationship being solely that of debtor and creditor, (c) no joint venture exists between the Borrowers and the Bank, and (d) the Bank undertakes no responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the business or operations of the Borrowers and the Borrowers shall rely entirely upon their own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, the Borrowers by the Bank is for the protection of the Bank and neither of the Borrowers nor any third party is entitled to rely thereon.

                  Section 8.17 Joint and Several Obligations. Each Borrower shall be jointly and severally liable for the Obligations arising in connection with Loans made to it and Letters of Credit issued for its account, and the Obligations arising in connection with Loans made to the other Borrower and Letters of Credit issued for the account of the other Borrower; provided, however, that if it is at any time determined that either Borrower is liable as a guarantor (and not as a co-obligor or co-borrower) with respect to such Obligations arising in connection with Loans made to the other Borrower and Letters of Credit issued for the account of the other Borrower (the "Guaranteed Obligations"), each Borrower hereby agrees to the terms set forth on Exhibit L hereto with respect to the Guaranteed Obligations.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        PILGRIM AMERICA
                                        CAPITAL CORPORATION

                                        By    /s/James R. Reis
                                              ----------------
                                        Title  Vice Chairman
                                               -------------

                                        Address for Borrower:
                                        Two Renaissance Square, Ste. 1200
                                        40 North Central Avenue
                                        Phoenix, AZ  85004-4424
                                        Attention:  James R. Reis
                                        Telecopier:  (602) 417-8301

                                        PILGRIM AMERICA GROUP, INC.

                                        By    /s/James R. Reis
                                              ----------------
                                        Title   Vice Chairman
                                                -------------

                                        Address for Borrower:
                                        Two Renaissance Square, Ste. 1200
                                        40 North Central Avenue
                                        Phoenix, AZ  85004-4424
                                        Attention:  James R. Reis
                                        Telecopier:  (602) 417-8301

                                        FIRST BANK NATIONAL ASSOCIATION


                                        By     /s/Mark A. Bagley
                                               -----------------
                                        Title  Vice President
                                               --------------

                                        Address:
                                        First Bank Place - MPFP0702
                                        601 Second Avenue South
                                        Minneapolis, MN 55402-4302
                                        Attention:  Mark A. Bagley
                                        Telecopier:  (612) 973-0665

                        [SIGNATURE PAGE TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT]

EXHIBITS
--------

A        -        Revolving Note

B        -        Advisory Subsidiary Guaranty

C        -        Advisory Subsidiary Security Agreement

D        -        Other Subsidiary Security Agreement

E        -        Reaffirmation of PAG Security Agreement

F        -        Reaffirmation of PAII Security Agreement

G        -        Reaffirmation of PASI Security Agreement

H        -        Reaffirmation of PAG Pledge Agreement

I        -        Reaffirmation of the PACC Pledge Agreement

J        -        Reaffirmation of the PAII Guaranty

K        -        Matters to be Covered by Opinion of Counsel to the Borrowers

L        -        Terms With Respect to Guaranteed Obligations

SCHEDULES
---------

4.6      -        Litigation

4.17     -        Subsidiaries

4.18     -        Funds

                                                                    EXHIBIT A TO
                                                                CREDIT AGREEMENT

                                 REVOLVING NOTE
$20,000,000 July 31, 1997
                                                          Minneapolis, Minnesota

                  FOR VALUE RECEIVED, PILGRIM AMERICA GROUP, INC., a Delaware corporation, and PILGRIM AMERICA CAPITAL CORPORATION, a Delaware corporation, hereby jointly and severally promise to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Bank") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit
Agreement  hereinafter  referred  to) at  the  times  set  forth  in the  Credit
Agreement the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 364 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

                  This note is the Note referred to in the Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Bank. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

                  In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

                  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS

PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

                                        PILGRIM AMERICA GROUP, INC.

                                        By
                                           ------------------------
                                        Title
                                              -----------------------

                                              PILGRIM AMERICA
                                        CAPITAL CORPORATION

                                        By
                                           ------------------------
                                        Title
                                              -----------------------

                  EXHIBIT E TO
                                                                CREDIT AGREEMENT


                       REAFFIRMATION OF SECURITY AGREEMENT


                  The undersigned, Pilgrim America Group, Inc. ("PAG") hereby reaffirms that (i) the Security Agreement by and between PAG and First Bank National Association (the "Bank") dated as of April 28, 1995, as the same may have been amended from time to time (the "Security Agreement"), remains in full force and effect, and (ii) the security interests granted pursuant to the Security Agreement secure, among other things, the obligations of PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") and duties under that certain Second Amended and Restated Credit Agreement by and between the Borrowers and the Bank dated of even date herewith.

Date:    July 31, 1997.

                                        PILGRIM AMERICA GROUP, INC.



                                        By
                                           Its

                                                                    EXHIBIT F TO
                                                                CREDIT AGREEMENT


                       REAFFIRMATION OF SECURITY AGREEMENT


                  Reference is made to that certain Security Agreement (the "Security Agreement") dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Security Agreement) of Pilgrim America Group, Inc. ("PAG") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 by and between PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") and the Bank (the "Credit Agreement") and to the execution and delivery of the Credit Agreement by the Borrowers; (b) agrees that the obligations of the Borrowers to the Bank under the Credit Agreement constitute "Obligations" within the meaning of the above-referenced Security Agreement; and
(c) agrees and reaffirms that the security interests granted pursuant to the Security Agreement secure, among other things, the Borrowers' obligations and duties under the Credit Agreement and the obligations of the undersigned under the Security Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Security Agreement remain in full force and effect.

Date:    July 31, 1997.

                                        PILGRIM AMERICA INVESTMENTS, INC.



                                        By
                                           Its

                                                                    EXHIBIT G TO
                                                                CREDIT AGREEMENT


                       REAFFIRMATION OF SECURITY AGREEMENT


                  Reference is made to that certain Security Agreement (the "Security Agreement") dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Security Agreement) of Pilgrim America Group, Inc. ("PAG") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 by and between PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") and the Bank (the "Credit Agreement") and to the execution and delivery of the Credit Agreement by the Borrowers; (b) agrees that the obligations of the Borrowers to the Bank under the Credit Agreement constitute "Obligations" within the meaning of the above-referenced Security Agreement; and
(c) agrees and reaffirms that the security interests granted pursuant to the Security Agreement secure, among other things, the Borrowers' obligations and duties under the Credit Agreement and the obligations of the undersigned under the Security Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Security Agreement remain in full force and effect.

Date:    July 31, 1997.

                                        PILGRIM AMERICA SECURITIES, INC.



                                        By
                                           Its

                                                                    EXHIBIT H TO
                                                                CREDIT AGREEMENT


                        REAFFIRMATION OF PLEDGE AGREEMENT


                  The undersigned, Pilgrim America Group, Inc. ("PAG") hereby reaffirms that (i) the Pledge Agreement by and between PAG and First Bank National Association (the "Bank") dated as of April 28, 1995, as the same may have been amended from time to time (the "Pledge Agreement"), remains in full force and effect, and (ii) the security interests granted pursuant to the Pledge Agreement secure, among other things, the obligations and duties of PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") under that certain Second Amended and Restated Credit Agreement by and between the Borrowers and the Bank dated of even date herewith.


Date:    July 31, 1997
                                        PILGRIM AMERICA GROUP, INC.



                                        By
                                           Its

                                                                    EXHIBIT I TO
                                                                CREDIT AGREEMENT


                        REAFFIRMATION OF PLEDGE AGREEMENT


                  Reference  is made  to  that  certain  Pledge  Agreement  (the
"Pledge"), dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Pledge) of Pilgrim America Group, Inc. ("PAG") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 by and between the undersigned and PAG, as borrowers (collectively, the "Borrowers") and the Bank (the "Credit Agreement") and to the execution and delivery of the Credit Agreement by PAG; (b) agrees that the obligations of the Borrowers to the Bank under the Credit Agreement constitute "Obligations" within the meaning of the above-referenced Pledge; and (c) agrees and reaffirms that the security interests granted pursuant to the Pledge Agreement secure, among other things, the Borrowers' obligations and duties under the Credit Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Pledge remain in full force and effect.

Date:    July 31, 1997

                                        PILGRIM AMERICA
                                        CAPITAL CORPORATION



                                        By
                                           Its

                                                                    EXHIBIT J TO
                                                                CREDIT AGREEMENT


                            REAFFIRMATION OF GUARANTY


                  Reference is made to that certain Guaranty (the "Guaranty") dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Guaranty) of Pilgrim America Group, Inc. ("PAG") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Amended and Restated Credit Agreement dated as of July 31, 1997 by and between PAG and Pilgrim America Capital Corporation (collectively, the
"Borrowers") and the Bank (the "Credit Agreement") and to the execution and delivery of the Credit Agreement by the Borrowers; and (b) agrees that the obligations of the Borrowers to the Bank under the Credit Agreement constitute "Obligations" within the meaning of the above-referenced Guaranty. The undersigned further agrees and reaffirms that such Obligations are guaranteed by the undersigned in accordance with the terms and conditions of the Guaranty, and that all of the terms, covenants and conditions of the Guaranty remain in full force and effect.

Date:    July 31, 1997
                                        PILGRIM AMERICA INVESTMENTS, INC.



                                        By
                                           Its

                                                                    Schedule 4.6

                                   LITIGATION
                                   ----------

                                                                   Schedule 4.17

                                PAG Subsidiaries
                                ----------------





                                PACC Subsidiaries
                                -----------------



                         [TO BE COMPLETED BY BORROWERS]

                                                                    EXHIBIT B TO
                                                                CREDIT AGREEMENT

                                    GUARANTY


                  THIS GUARANTY, dated as of , is made and given by ___________________________, a Delaware corporation (the "Guarantor"), in favor of FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

                  A. Pilgrim America Group, Inc. ("PAG"), a Delaware corporation and Pilgrim America Capital Corporation ("PACC"), a Delaware corporation (collectively, the "Borrowers"), and the Bank have entered into a Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Bank has agreed to extend certain credit accommodations to the Borrowers.

                  B. It is a condition precedent to the obligation of the Bank to continue extending credit to the Borrowers pursuant to the Credit Agreement that this Guaranty be executed and delivered by the Guarantor.

                  C. The Guarantor is a wholly owned subsidiary of PAG, and the Borrowers will use part of the loans made to them by the Bank pursuant to the terms of the Credit Agreement to finance the business of the Guarantor.

                  D. The Guarantor expects to derive benefits from the loans to the Borrowers by the Bank and finds it advantageous, desirable and in its best interests to execute and deliver this Guaranty to the Bank.

                  NOW, THEREFORE, in consideration of the loans to be extended to the Borrowers and for other good and valuable consideration, the Guarantor hereby covenants and agrees with the Bank as follows:

                  Section 1. Defined Terms. As used in this Guaranty, terms capitalized and used without being defined shall have the meanings given them in the Credit Agreement.

                  Section 2. The Guaranty. The Guarantor hereby absolutely and unconditionally guarantees to the Bank the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.

                  Section 3. Continuing Guaranty. This Guaranty is an absolute, unconditional, complete and continuing guaranty of payment and performance of the Obligations, and the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Borrowers pertaining to the Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to the Guarantor's liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantor and that the covenants, agreements and all obligations of the Guarantor hereunder be absolute, unconditional and irrevocable. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of either of the Borrowers or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by the Bank is not intended and does not release any liability previously existing of any guarantor or surety of any indebtedness of the Borrowers to the Bank.

                  Section 4. Other Transactions. The Bank is expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by either of the Borrowers or by any other Person, or to forward or deliver any or all such collateral and security directly to either of the Borrowers for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and (b) to amend, modify, extend or supplement the Credit Agreement or any other Loan Document, any note or other instrument evidencing the Obligations or any part thereof and any other agreement with respect to the Obligations, waive compliance by either of the Borrowers or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of the Bank to realize upon any of the Obligations of the Borrowers to the Bank, or upon any collateral or security for any or all of the Obligations, nor by the taking by the Bank of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by the Bank of (or the failure to take or the failure to perfect its security interest in or other lien on) collateral or security of any kind. No act or omission of the Bank, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, shall affect or impair the obligations of the Guarantor hereunder. The Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by the Bank shall be conclusive evidence of due delivery hereof by the Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

                  Section 5. Actions Not Required. The Guarantor hereby waives any and all right to cause a marshalling of the assets of either of the Borrowers or any other action by any court or other governmental body with respect thereto or to cause the Bank to proceed against any security for the Obligations or any other recourse which the Bank may have with respect thereto and further waives any and all requirements that the Bank institute any action or proceeding at law or in equity, or obtain any judgment, against either of the Borrowers or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to the Guarantor's obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

                  Section 6. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by the Bank, the Guarantor shall not be entitled to be subrogated to any of the rights of the Bank against the Borrowers or any other guarantor or any collateral security or guaranty or right of offset held by the Bank for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from either of the Borrowers or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Bank by the Borrowers on account of the Obligations are irrevocably paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been irrevocably paid in full, such amount shall be held by the Guarantor in trust for the Bank, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Bank in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Bank, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Bank may determine.

                  Section 7. Application of Payments. Any and all payments upon the Obligations made by the Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by the Bank on such items of the Obligations as the Bank may elect.

                  Section 8. Recovery of Payment. If any payment received by the Bank and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of either of the Borrowers or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

                  Section 9. Borrowers' Financial Condition. The Guarantor is familiar with the financial condition of the Borrowers, and the Guarantor has executed and delivered this Guaranty based on the Guarantor's own judgment and not in reliance upon any statement or representation of the Bank. The Bank shall have no obligation to provide the Guarantor with any advice whatsoever or to inform the Guarantor at any time of the Bank's actions, evaluations or conclusions on the financial condition or any other matter concerning either of the Borrowers.

                  Section 10. Remedies. All remedies afforded to the Bank by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by the Bank, shall be deemed to be in exclusion of any of the other remedies available to the Bank and no one of such remedies shall in any way limit or prejudice any other legal or equitable remedy which the Bank may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Bank.

                  Section 11. Bankruptcy of the Borrowers. The Guarantor expressly agrees that the liabilities and obligations of the Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against either of the Borrowers or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

                  Section 12. Costs and Expenses. The Guarantor will pay or reimburse the Bank on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by the Bank arising out of or in connection with the enforcement of this Guaranty against the Guarantor or arising out of or in connection with any failure of the Guarantor to fully and timely perform the obligations of the Guarantor hereunder.

                  Section 13. Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by the Bank. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

                  Section 14. Notices. Any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                  Section 15. Guarantor Acknowledgements. The Guarantor hereby acknowledges that (a) counsel has advised the Guarantor in the negotiation, execution and delivery of this Guaranty, (b) the Bank has no fiduciary relationship to the Guarantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Guarantor and the Bank.

                  Section 16. Representations and Warranties. The Guarantor hereby represents and warrants to the Bank that:

                           16(a) It is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

                           16(b) It has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate action to authorize such execution, delivery and performance.

                           16(c) This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                           16(d) The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to it, (ii) violate or contravene any provision of its organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. It is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

                           16(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on its part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

                           16(f) There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to it, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

                           16(g) It expects to derive benefits from the transactions resulting in the creation of the Obligations. The Bank may rely conclusively on the continuing warranty, hereby made, that the Guarantor continues to be benefitted by the Bank's extension of credit accommodations to the Borrowers and the Bank shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Bank without regard to the receipt, nature or value of any such benefits.

                  Section 17. Continuing Guaranty; Assignments under Credit Agreement. This Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of the Bank to extend credit accommodations to the Borrowers, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Bank and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Guaranty to such Persons.

                  Section 18. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

                  Section 19. Consent to Jurisdiction. AT THE OPTION OF THE BANK, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA, MINNESOTA; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE- DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  Section 20. Waiver of Jury Trial. EACH OF THE GUARANTOR, BY ITS EXECUTION AND DELIVERY HEREOF, AND THE BANK, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 21. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 22. General. All representations and warranties contained in this Guaranty or in any other agreement between the Guarantor and the Bank shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

                  IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

                                        GUARANTOR:

                                        ----------------------------


                                        By
                                            ------------------------
                                        Title
                                              ----------------------

                                        Address:
                                        Two Renaissance Square, Ste. 1200
                                        40 North Central Avenue
                                        Phoenix, AZ  85004-4424
                                        Attention:  James R. Reis
                                        Telecopier:  (602) 661-3572

 Address for the Bank:

 First Bank National Association
 First Bank Place - MPFP0702
 601 Second Avenue South
 Minneapolis, MN 55402-4302
 Attention:  Jose A. Peris
 Telecopier:  (612) 973-0825

                                                                    EXHIBIT C TO
                                                                CREDIT AGREEMENT

                               SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT, dated as of , is made and given by _____________, a Delaware corporation (the "Grantor"), to FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Secured Party").

                                    RECITALS
                                    --------

                  A. Pilgrim America Group, Inc. ("PAG"), a Delaware corporation and Pilgrim America Capital Corporation ("PACC"), a Delaware corporation (collectively as the "Borrowers"), and the Secured Party have entered into a Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Secured Party has agreed to extend to the Borrowers certain credit accommodations.

                  B. It is a condition precedent to the obligation of the Secured Party to continue extending credit to the Borrowers pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Grantor.

                  C. The Grantor is a wholly owned subsidiary of PAG, and the Borrowers will use part of the loans made to them by the Secured Party pursuant to the terms of the Credit Agreement to finance the business of the Grantor.

                  D. The Grantor expects to derive benefits from the extension of credit accommodations to the Borrowers by the Secured Party and finds it advantageous, desirable and in its best interests to execute and deliver this Security Agreement to the Secured Party.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Credit Agreement and extend loans to the Borrowers thereunder, the Grantor hereby agrees with the Secured Party for the Secured Party's benefit as follows:

                  Section 1.  Defined Terms.

                  1(a) As used in this Agreement, terms capitalized and used herein without being defined will have the meanings given them in the Credit Agreement and the following terms shall have the meanings indicated:

                  "Account" shall mean the rights of the Grantor to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an instrument or chattel paper and whether or not such right has been earned by performance, all guaranties and security therefor, and all interests related thereto, including without limitation, all rights to receive "sales charges" (as defined in the Rules of Fair Practice) (including, without limitation, Contingent Deferred Sales Charge), fees payable out of the assets of any Fund pursuant to Rule 12b-1 of the SEC under the Investment Company Act, and fees payable under Advisory Contracts.

                  "Account Debtor" shall mean a Person who is obligated on or under any Account, Contract or General Intangible.

                  "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by the Grantor in or upon which a Security Interest is granted to the Secured Party by the Grantor under this Agreement.

                  "Collateral Account" shall mean the Grantor's account number ________ with the Secured Party, or any other account of the Grantor with the Secured Party subsequently substituted therefor.

                  "Contracts" shall mean any and all agreements to which the Grantor is a party, now existing or hereafter entered into, as the same may from time to time be amended, supplemented or otherwise modified (including (a) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Grantor to perform and to exercise all remedies thereunder), including all Fund Agreements and all agreements with Selling Agents.

                  "Equipment" shall mean all machinery, equipment, furniture, furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

                  "Financing Statement" shall have the meaning given to such term in Section 4 hereof.

                  "General Intangibles" shall mean any personal property (other than goods, Accounts, Contracts and money) including choses in action, causes of action, contract rights, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, tradenames, trade secrets, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

                  "Inventory" shall mean any and all goods or securities owned or held by or for the account of the Grantor for sale or lease, or for furnishing under a contract of service, in each case wherever the same shall be located.

                  "Obligations" shall mean (a) all indebtedness, liabilities and obligations of the Borrowers to the Secured Party of every kind, nature or description under the Credit Agreement and the Loan Documents, including the Borrowers' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, (b) any and all other liabilities and obligations of the Borrowers to the Secured Party of every kind, nature and description, whether direct or indirect or hereafter acquired by the Secured Party from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and (c) all liabilities of the Grantor under this Agreement, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                  "Security  Interest" shall have the meaning given such term in
         Section 2 hereof.

                  1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date of this Agreement to the extent such other terms are defined therein.

                  1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

                  Section 2. Grant of Security Interest. As security for the payment and performance of all of the Obligations, the Grantor hereby grants to the Secured Party a security interest (the "Security Interest") in all of the Grantor's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

                  2(a)  All Accounts.

                  2(b)   All Contracts other than Advisory Contracts.

                  2(c)  All Equipment.

                  2(d)  All General Intangibles.

                  2(e)  All Inventory.

                  2(f) To the extent not  otherwise  included in the  foregoing,
         (i) all other rights to the payment of money, including rents and other sums payable to the Grantor under leases or rental agreements and other Chattel Paper and insurance proceeds; (ii) all books, correspondence, credit files, records, invoices, bills of lading, warehouse receipts and other documents relating to any of the foregoing, including, without limitation, all tapes, cards, disks, computer software, computer runs, and other papers and documents in the possession or control of the Grantor or any computer bureau from time to time acting for the Grantor; (iii) all rights in, to and under all policies insuring the life of any officer, director, stockholder or employee of the Grantor, the proceeds of which are payable to the Grantor; and (iv) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

                  2(g) To the extent not otherwise included, all proceeds and products of any and all of the foregoing.

                  Section 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the Contracts and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the Contracts and other items included in the Collateral, and (c) the Secured Party shall have no obligation or liability under the Contracts and other items included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 4. Title to Collateral. The Grantor has (or will have at the time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Credit Agreement. The Grantor will defend the Collateral against all claims or demands of all Persons (other than the Secured Party) claiming the Collateral or any interest therein. As of the date of execution of this Security Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement.

                  Section 5. Disposition of Collateral. The Grantor will not sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except as permitted by the Credit Agreement. The Bank shall, at the request of the Grantor, release its security interest in any Collateral sold by the Grantor in a transaction permitted by Section 6.2 of the Credit Agreement, effective upon the sale thereof, provided that (i) the purchaser of such Collateral agrees to pay the entire purchase price for such Collateral to the Grantor by means of deposits into an account of the Grantor with the Bank, (ii) the Grantor obtains a security interest in the agreement pursuant to which such Collateral was sold and any right, title or interest in the Collateral sold thereunder retained by the Grantor, and (iii) the purchaser(s) under any such agreement consent to the Bank's security interests described in clause (ii) above.

                  Section 6. Names, Offices, Locations. The Grantor does business solely under its own name and the trade names and styles, if any, set forth on Schedule II hereto. Except as noted on said Schedule, no such trade names or styles and no trademarks or other similar marks owned by the Grantor are registered with any governmental unit. The chief place of business and chief executive office and the office where it keeps its books and records concerning the Collateral is located at its address set forth on the signature page hereof. All items of Collateral existing on the date of this Agreement are located at the places specified on Schedule I hereto. The Grantor will immediately notify the Secured Party of any additional state in which any item of Collateral is hereafter located. The Grantor will from time to time at the request of the Secured Party provide the Secured Party with current lists as to the locations of the Collateral. The Grantor will not permit any Collateral or any records pertaining to collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Grantor will not change its name or the location of its chief place of business and chief executive office unless the Secured Party has been given at least 30 days prior written notice thereof and the Grantor has executed and delivered to the Secured Party such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

                  Section 7. Rights to Payment. Except as the Grantor may otherwise advise the Secured Party in writing, each Account, Contract and General Intangible constituting a right to payment is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in the Grantor's records pertaining thereto as being obligated to pay or perform such obligation. Without the
Secured Party's prior written consent, the Grantor will not agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business and in amounts not exceeding $250,000 in the aggregate in any calendar year. The Grantor will perform and comply in all material respects with all its obligations under its Contracts and exercise promptly and diligently its rights thereunder. The Grantor shall, at its own expense, take all necessary action to collect, as and when due, all amounts due with respect to amounts payable under or with respect to the Accounts, Contracts and General Intangibles, including the taking of such action with respect to collection as the Grantor may deem advisable. The Grantor shall cause all amounts payable to it under any Fund Agreement to be paid by the Account Debtor or other obligor therein directly into the Collateral Account. Except after the occurrence and during the continuance of a Default or an Event of Default, the Grantor shall be entitled to cause the Secured Party to withdraw amounts so deposited and deposit the same into an operating account of the Grantor with the Secured Party. From and after the occurrence and during the continuance of a Default or an Event of Default, the Secured Party may hold all such amounts as collateral for the Obligations or apply the same to the Obligations as provided in Section 17.

                  Section 8.   Further Assurances.

                           8(a) The Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, the Grantor will promptly and from time to time at the request of the Secured Party: (i) mark, or permit the Secured Party to mark, conspicuously its books, records, and accounts showing or dealing with the Collateral, with a legend, in form and substance satisfactory to the Secured Party, indicating that each such item of Collateral is subject to the Security Interest granted hereby; (ii) deliver and pledge to the Secured Party, all instruments, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to the Grantor, all in form and substance satisfactory to the Secured Party; (iii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Secured Party determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles), as may be necessary or desirable, or as the Secured Party may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and (iv) obtain consents, in form satisfactory to the Secured Party, of any other party to any Contract consenting to the Secured Party's interest therein.

                           8(b) The Grantor hereby authorizes the Secured Party to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

                           8(c) The Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Secured Party.

                  Section 9. Taxes and Claims. The Grantor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Grantor's books in accordance with generally accepted accounting principles.

                  Section 10. Books and Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to all Accounts, Contracts and General Intangibles.

                  Section 11. Inspection, Reports, Verifications. The Grantor will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantor's books and records concerning the Collateral, wherever located. The Grantor will from time to time when requested by the Secured Party furnish to the Secured Party a report on its Accounts, Contracts and General Intangibles naming the Account Debtor or other obligors thereon, the amount due and the aging thereof. The Secured Party or its designee is authorized to contact Account Debtor and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

                  Section 12. Notice of Loss. The Grantor will promptly notify the Secured Party of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

                  Section 13. Action by the Secured Party. If the Grantor at any time fails to perform or observe any of the foregoing agreements, the Secured Party shall have (and the Grantor hereby grants to the Secured Party) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of the Grantor (or, at the Secured Party's option, in the Secured Party's name) and to take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantor shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

                  Section 14. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Grantor requests in writing, but failure of the Secured Party to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral not so requested by the Grantor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Secured Party shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. The Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The
Secured Party will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by the Grantor with respect to the Collateral in the Secured Party's possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

                  Section 15. Remedies on Default. Upon the occurrence of an Event of Default and at any time thereafter:

                           15(a) The Secured Party may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code.

                           15(b) The Secured Party shall have the right to enter upon and into and take possession of all or such part or parts of the properties of the Grantor as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to exercise its rights with respect to the Collateral, as the Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as the Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation to Grantor therefor. The Secured Party may require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party.

                           15(c) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Secured Party may believe are commercially reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Secured Party may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           15(d) The Secured Party is hereby granted a license or other right to use, without charge, all of the Grantor's property, including, without limitation, all of the Grantor's labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in exercising its rights with respect to the Collateral, and the Grantor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit until the Obligations are paid in full.

                           15(e) If notice to the Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in
         Section 21 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Secured Party may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Grantor, or against any other Person or property.

                           15(f) The Secured Party is hereby granted, upon written notice to the Grantor and any other Person entitled to receive such notice under any Contract, the right to assume, become bound by, and agree to perform and observe the covenants, agreements, obligations and conditions to be performed and observed under such Contract and to exercise all of the rights, powers and privileges of the Grantor thereunder.

                           15(g) The Grantor appoints the Secured Party as the Grantor's attorney-in-fact, with full power of substitution, to perform any act which the Grantor has agreed to perform but has failed to do so, which appointment is coupled with an interest and irrevocable.

                  Section 16. Remedies as to Contracts and Rights to Payment. Upon the occurrence of an Event of Default and at any time thereafter the Secured Party may notify any Account Debtor or other Person obligated on any Collateral that the same have been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The Grantor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party's name or in the Grantor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. The Secured Party is hereby granted the right to take any action which the Secured Party may reasonably deem necessary or desirable in order to realize on the Collateral, including, the power to endorse in the name of the Grantor, with recourse to the Grantor, any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral. If any payments on any Collateral are received by the Grantor after an Event of Default has occurred, such payments shall be held in trust by the Grantor as the property of the Secured Party and shall not be commingled with any funds or property of the Grantor and shall be forthwith remitted to the Secured Party for application on the Obligations.

                  Section 17. Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured Party payable pursuant to Section 18 hereof).

                  Section 18. Costs and Expenses; Indemnity. The Grantor will pay or reimburse the Secured Party on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantor shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the Secured Party's actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of the Grantor to indemnify and hold the Secured Party harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Grantor under this Section shall survive any termination of this Agreement.

                  Section 19. Waivers; Remedies; Marshalling. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

                  Section 20. Waiver of Defenses. The Grantor waives the benefit of any and all defenses and discharges available to a guarantor, surety, indorser or accommodation party, dependent on its character as such. Without limiting the generality of the foregoing, the Grantor (in such capacity) waives presentment, demand for payment, and notice of nonpayment or protest of any note or any other instrument evidencing any of the Obligations; and the Grantor agrees that its liability hereunder and the Security Interest hereby created shall not be affected or impaired in any way by any of the following acts and things (which the Secured Party may do from time to time without notice to the Grantor): (a) by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification, or other disposition of any of the Obligations or any evidence thereof or any collateral therefor, (b) by any acceptance or release of collateral for or guarantors of any of the Obligations, (c) by any failure, neglect or omission to realize upon or protect any of the Obligations, or to obtain, perfect, enforce or realize upon any collateral therefor, or to exercise any Lien upon or right of appropriation of any moneys, credits or property toward the liquidation of any of the Obligations, or (d) by any application of payments or credits upon any of the Obligations. The Secured Party shall not be required, before exercising its rights under this Agreement, to first resort for payment of any of the Obligations to the Borrowers or any other Persons, its or their properties or estates, or any collateral, property, Liens or other rights or remedies whatsoever. The Grantor agrees not to exercise any right of contribution, recourse, subrogation or reimbursement available to the Grantor against either of the Borrowers or any other Person or property, unless and until all Obligations and all other debts, liabilities and obligations owed by the Borrowers and the Grantor to the Secured Party have been paid and discharged. The Grantor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Secured Party may rely conclusively on the continuing warranty, hereby made, that the Grantor continues to be benefitted by the Secured Party's extension of credit accommodations to the Borrowers and the Secured Party shall have no duty to inquire into or confirm the receipt of any such benefits, and this Agreement shall be effective and enforceable by the Secured Party without regard to the receipt, nature or value of any such benefits.

                  Section 21. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                  Section 22. Grantor Acknowledgements. The Grantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to the Grantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Grantor and the Secured Party.

                  Section 23. Representations and Warranties. The Grantor hereby represents and warrants to the Secured Party that:

                           23(a) The Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

                           23(b) The Grantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance.

                           23(c) This Agreement constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its
         terms,   except  as   enforceability   may  be
         limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                           23(d) The execution, delivery and performance of this Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Grantor, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of the Grantor, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Grantor is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. The Grantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Grantor.

                           23(e) Except for filings, recordings and registrations to perfect the Security Interest, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Grantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement.

                           23(f) There are no actions, suits or proceedings pending or, to the knowledge of the Grantor, threatened against or affecting the Grantor or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Grantor, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Grantor or on the ability of the Grantor to perform its obligations hereunder.

                  Section 24. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Secured Party to extend credit accommodations to the Borrowers, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such Persons.

                  Section 25. Termination of Security Interest. Upon payment in full of the Obligations and the expiration of any obligation of the Secured Party to make loans to the Borrowers, the Security Interest granted hereby shall terminate. Upon any such termination, the Secured Party will return to the Grantor such of the Collateral then in the possession of the Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantor and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, "Grantor" includes any assigns of Grantor, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

                  Section 26. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY
INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

                  Section 27. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GRANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  Section 28. Waiver of Notice and Hearing. THE GRANTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

                  Section 29. Waiver of Trial by Jury. EACH OF THE GRANTOR, BY ITS EXECUTION AND DELIVERY HEREOF, AND THE BANK, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 30. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 31. General. All representations and warranties contained in this Agreement or in any other agreement between the Grantor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Grantor waives notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

                  IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        -----------------------------



                                        By
                                           --------------------------
                                        Title
                                              -----------------------

                                        Address for Grantor:

                                        Two Renaissance Square, Ste. 1200
                                        40 North Central Avenue
                                        Phoenix, AZ  85004-4424
                                        Attention:  James R. Reis
                                        Telecopier:  (602) 661-3572

                                        Grantor's Tax ID # [          ]

Address for the Secured Party:

First Bank National Association
First Bank Place - MPFP0702
601 Second Avenue South
Minneapolis, MN 55402-4302
Attention:  Jose A. Peris
Telecopier:  (612) 973-0825

                                   SCHEDULE I
                                       to
                               Security Agreement


Locations of Collateral


Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424

                                   SCHEDULE II
                                       to
                               Security Agreement


Trade Names and Trade Styles



[To be provided.]

                                                                    EXHIBIT D TO
                                                                CREDIT AGREEMENT

                               SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT, dated as of is made and given by _____________, a Delaware corporation (the "Grantor"), to FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Secured Party").

                                    RECITALS
                                    --------

                  A. Pilgrim America Group, Inc. ("PAG"), a Delaware corporation and Pilgrim America Capital Corporation ("PACC"), a Delaware corporation (collectively as the "Borrowers"), and the Secured Party have entered into a Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Secured Party has agreed to extend to the Borrowers certain credit accommodations.

                  B. It is a condition precedent to the obligation of the Secured Party to continue extending credit to the Borrowers pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Grantor.

                  C. The Grantor is a wholly owned subsidiary of PAG, and the Borrowers will use part of the loans made to them by the Secured Party pursuant to the terms of the Credit Agreement to finance the business of the Grantor.

                  D. The Grantor expects to derive benefits from the extension of credit accommodations to the Borrowers by the Secured Party and finds it advantageous, desirable and in its best interests to execute and deliver this Security Agreement to the Secured Party.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Credit Agreement and extend loans to the Borrowers thereunder, the Grantor hereby agrees with the Secured Party for the Secured Party's benefit as follows:

                  Section 1.  Defined Terms.

                  1(a) As used in this Agreement, terms capitalized and used herein without being defined will have the meanings given them in the Credit Agreement and the following terms shall have the meanings indicated:

                  "Account" shall mean the rights of the Grantor to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an instrument or chattel paper and whether or not such right has been earned by performance, all guaranties and security therefor, and all interests related thereto, including without limitation, all rights to receive "sales charges" (as defined in the Rules of Fair Practice) (including, without limitation, Contingent Deferred Sales Charge), fees payable out of the assets of any Fund pursuant to Rule 12b-1 of the SEC under the Investment Company Act, and fees payable under Advisory Contracts.

                  "Account Debtor" shall mean a Person who is obligated on or under any Account, Contract or General Intangible.

                  "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by the Grantor in or upon which a Security Interest is granted to the Secured Party by the Grantor under this Agreement.

                  "Contracts" shall mean any and all agreements to which the Grantor is a party, now existing or hereafter entered into, as the same may from time to time be amended, supplemented or otherwise modified (including (a) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Grantor to perform and to exercise all remedies thereunder), including all Fund Agreements and all agreements with Selling Agents.

                  "Equipment" shall mean all machinery, equipment, furniture, furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

                  "Financing Statement" shall have the meaning given to such term in Section 4 hereof.

                  "General Intangibles" shall mean any personal property (other than goods, Accounts, Contracts and money) including choses in action, causes of action, contract rights, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, tradenames, trade secrets, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

                  "Inventory" shall mean any and all goods or securities owned or held by or for the account of the Grantor for sale or lease, or for furnishing under a contract of service, in each case wherever the same shall be located.

                  "Obligations" shall mean (a) all indebtedness, liabilities and obligations of the Borrowers to the Secured Party of every kind, nature or description under the Credit Agreement and the Loan Documents, including the Borrowers' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, (b) any and all other liabilities and obligations of the Borrowers to the Secured Party of every kind, nature and description, whether direct or indirect or hereafter acquired by the Secured Party from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and (c) all liabilities of the Grantor under this Agreement, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                  "Security  Interest" shall have the meaning given such term in
         Section 2 hereof.

                  1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date of this Agreement to the extent such other terms are defined therein.

                  1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

                  Section 2. Grant of Security Interest. As security for the payment and performance of all of the Obligations, the Grantor hereby grants to the Secured Party a security interest (the "Security Interest") in all of the Grantor's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

                  2(a)  All Accounts.

                  2(b)   All Contracts.
                  2(c)  All Equipment.

                  2(d)  All General Intangibles.

                  2(e)  All Inventory.

                  2(f) To the extent not  otherwise  included in the  foregoing,
         (i) all other rights to the payment of money, including rents and other sums payable to the Grantor under leases or rental agreements and other Chattel Paper and insurance proceeds; (ii) all books, correspondence, credit files, records, invoices, bills of lading, warehouse receipts and other documents relating to any of the foregoing, including, without limitation, all tapes, cards, disks, computer software, computer runs, and other papers and documents in the possession or control of the Grantor or any computer bureau from time to time acting for the Grantor; (iii) all rights in, to and under all policies insuring the life of any officer, director, stockholder or employee of the Grantor, the proceeds of which are payable to the Grantor; and (iv) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

                  2(g) To the extent not otherwise included, all proceeds and products of any and all of the foregoing.

                  Section 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the Contracts and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the Contracts and other items included in the Collateral, and (c) the Secured Party shall have no obligation or liability under the Contracts and other items included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 4. Title to Collateral. The Grantor has (or will have at the time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Credit Agreement. The Grantor will defend the Collateral against all claims or demands of all Persons (other than the Secured Party) claiming the Collateral or any interest therein. As of the date of execution of this Security Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement.

                  Section 5. Disposition of Collateral. The Grantor will not sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except as permitted by the Credit Agreement. The Bank shall, at the request of the Grantor, release its security interest in any Collateral sold by the Grantor in a transaction permitted by Section 6.2 of the Credit Agreement, effective upon the sale thereof, provided that (i) the purchaser of such Collateral agrees to pay the entire purchase price for such Collateral to the Grantor by means of deposits into an account of the Grantor with the Bank, (ii) the Grantor obtains a security interest in the agreement pursuant to which such Collateral was sold and any right, title or interest in the Collateral sold thereunder retained by the Grantor, and (iii) the purchaser(s) under any such agreement consent to the Bank's security interests described in clause (ii) above.

                  Section 6. Names, Offices, Locations. The Grantor does business solely under its own name and the trade names and styles, if any, set forth on Schedule II hereto. Except as noted on said Schedule, no such trade names or styles and no trademarks or other similar marks owned by the Grantor are registered with any governmental unit. The chief place of business and chief executive office and the office where it keeps its books and records concerning the Collateral is located at its address set forth on the signature page hereof. All items of Collateral existing on the date of this Agreement are located at the places specified on Schedule I hereto. The Grantor will immediately notify the Secured Party of any additional state in which any item of Collateral is hereafter located. The Grantor will from time to time at the request of the Secured Party provide the Secured Party with current lists as to the locations of the Collateral. The Grantor will not permit any Collateral or any records pertaining to collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Grantor will not change its name or the location of its chief place of business and chief executive office unless the Secured Party has been given at least 30 days prior written notice thereof and the Grantor has executed and delivered to the Secured Party such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

                  Section 7. Rights to Payment. Except as the Grantor may otherwise advise the Secured Party in writing, each Account, Contract and General Intangible constituting a right to payment is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in the Grantor's records pertaining thereto as being obligated to pay or perform such obligation. Without the Secured Party's prior written consent, the Grantor will not agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business and in amounts not exceeding $250,000 in the aggregate in any calendar year. The Grantor will perform and comply in all material respects with all its obligations under its Contracts and exercise promptly and diligently its rights thereunder. The Grantor shall, at its own expense, take all necessary action to collect, as and when due, all amounts due with respect to amounts payable under or with respect to the Accounts, Contracts and General Intangibles, including the taking of such action with respect to collection as the Grantor may deem advisable. The Grantor shall cause all amounts payable to it under any Fund Agreements to be paid by the Account Debtor or other obligor thereon directly into the Collateral Account. Except after the occurrence and during the continuance of a Default or an Event of Default, the Grantor shall be entitled to cause the Secured Party to withdraw amounts so deposited and deposit the same into an operating account of the Grantor with the Secured Party. From and after the occurrence and during the continuance of a Default or an Event of Default, the Secured Party may hold all such amounts as collateral for the Obligations or apply the same to the Obligations as provided in Section 17.

                  Section 8.   Further Assurances.

                           8(a) The Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, the Grantor will promptly and from time to time at the request of the Secured Party: (i) mark, or permit the Secured Party to mark, conspicuously its books, records, and accounts showing or dealing with the Collateral, with a legend, in form and substance satisfactory to the Secured Party, indicating that each such item of Collateral is subject to the Security Interest granted hereby; (ii) deliver and pledge to the Secured Party, all instruments, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to the Grantor, all in form and substance satisfactory to the Secured Party; (iii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Secured Party determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles), as may be necessary or desirable, or as the Secured Party may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and (iv) obtain consents, in form satisfactory to the Secured Party, of any other party to any Contract consenting to the Secured Party's interest therein.

                           8(b) The Grantor hereby authorizes the Secured Party to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

                           8(c) The Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Secured Party.

                  Section 9. Taxes and Claims. The Grantor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Grantor's books in accordance with generally accepted accounting principles.

                  Section 10. Books and Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to all Accounts, Contracts and General Intangibles.

                  Section 11. Inspection, Reports, Verifications. The Grantor will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantor's books and records concerning the Collateral, wherever located. The Grantor will from time to time when requested by the Secured Party furnish to the Secured Party a report on its Accounts, Contracts and General Intangibles naming the Account Debtor or other obligors thereon, the amount due and the aging thereof. The Secured Party or its designee is authorized to contact Account Debtor and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

                  Section 12. Notice of Loss. The Grantor will promptly notify the Secured Party of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

                  Section 13. Action by the Secured Party. If the Grantor at any time fails to perform or observe any of the foregoing agreements, the Secured Party shall have (and the Grantor hereby grants to the Secured Party) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of the Grantor (or, at the Secured Party's option, in the Secured Party's name) and to take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantor shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the

Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

                  Section 14. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Grantor requests in writing, but failure of the Secured Party to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral not so requested by the Grantor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Secured Party shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. The Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The
Secured Party will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by the Grantor with respect to the Collateral in the Secured Party's possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

                  Section 15. Remedies on Default. Upon the occurrence of an Event of Default and at any time thereafter:

                           15(a) The Secured Party may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code.

                           15(b) The Secured Party shall have the right to enter upon and into and take possession of all or such part or parts of the properties of the Grantor as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to exercise its rights with respect to the Collateral, as the Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as the Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation to Grantor therefor. The Secured Party may require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party.

                           15(c) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Secured Party may believe are commercially reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Secured Party may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           15(d) The Secured Party is hereby granted a license or other right to use, without charge, all of the Grantor's property, including, without limitation, all of the Grantor's labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in exercising its rights with respect to the Collateral, and the Grantor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit until the Obligations are paid in full.

                           15(e) If notice to the Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in
         Section 21 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Secured Party may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Grantor, or against any other Person or property.

                           15(f) The Secured Party is hereby granted, upon written notice to the Grantor and any other Person entitled to receive such notice under any Contract, the right to assume, become bound by, and agree to perform and observe the covenants, agreements, obligations and conditions to be performed and observed under such Contract and to exercise all of the rights, powers and privileges of the Grantor thereunder.

                           15(g) The Grantor appoints the Secured Party as the Grantor's attorney-in-fact, with full power of substitution, to perform any act which the Grantor has agreed to perform but has failed to do so, which appointment is coupled with an interest and irrevocable.

                  Section 16. Remedies as to Contracts and Rights to Payment. Upon the occurrence of an Event of Default and at any time thereafter the Secured Party may notify any Account Debtor or other Person obligated on any Collateral that the same have been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The Grantor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party's name or in the Grantor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. The Secured Party is hereby granted the right to take any action which the Secured Party may reasonably deem necessary or desirable in order to realize on the Collateral, including, the power to endorse in the name of the Grantor, with recourse to the Grantor, any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral. If any payments on any Collateral are received by the Grantor after an Event of Default has occurred, such payments shall be held in trust by the Grantor as the property of the Secured Party and shall not be commingled with any funds or property of the Grantor and shall be forthwith remitted to the Secured Party for application on the Obligations.

                  Section 17. Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured Party payable pursuant to Section 18 hereof).

                  Section 18. Costs and Expenses; Indemnity. The Grantor will pay or reimburse the Secured Party on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantor shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the Secured Party's actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of the Grantor to indemnify and hold the Secured Party harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Grantor under this Section shall survive any termination of this Agreement.

                  Section 19. Waivers; Remedies; Marshalling. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

                  Section 20. Waiver of Defenses. The Grantor waives the benefit of any and all defenses and discharges available to a guarantor, surety, indorser or accommodation party, dependent on its character as such. Without limiting the generality of the foregoing, the Grantor (in such capacity) waives presentment, demand for payment, and notice of nonpayment or protest of any note or any other instrument evidencing any of the Obligations; and the Grantor agrees that its liability hereunder and the Security Interest hereby created shall not be affected or impaired in any way by any of the following acts and things (which the Secured Party may do from time to time without notice to the Grantor): (a) by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification, or other disposition of any of the Obligations or any evidence thereof or any collateral therefor, (b) by any acceptance or release of collateral for or guarantors of any of the Obligations, (c) by any failure, neglect or omission to realize upon or protect any of the Obligations, or to obtain, perfect, enforce or realize upon any collateral therefor, or to exercise any Lien upon or right of appropriation of any moneys, credits or property toward the liquidation of any of the Obligations, or (d) by any application of payments or credits upon any of the Obligations. The Secured Party shall not be required, before exercising its rights under this Agreement, to first resort for payment of any of the Obligations to the Borrowers or any other Persons, its or their properties or estates, or any collateral, property, Liens or other rights or remedies whatsoever. The Grantor agrees not to exercise any right of contribution, recourse, subrogation or reimbursement available to the Grantor against either of the Borrowers or any other Person or property, unless and until all Obligations and all other debts, liabilities and obligations owed by the Borrowers and the Grantor to the Secured Party have been paid and discharged. The Grantor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Secured Party may rely conclusively on the continuing warranty, hereby made, that the Grantor continues to be benefitted by the Secured Party's extension of credit accommodations to the Borrowers and the Secured Party shall have no duty to inquire into or confirm the receipt of any such benefits, and this Agreement shall be effective and enforceable by the Secured Party without regard to the receipt, nature or value of any such benefits.

                  Section 21. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                  Section 22. Grantor Acknowledgements. The Grantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to the Grantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Grantor and the Secured Party.

                  Section 23. Representations and Warranties. The Grantor hereby represents and warrants to the Secured Party that:

                           23(a) The Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

                           23(b) The Grantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance.

                           23(c) This Agreement constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                           23(d) The execution, delivery and performance of this Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Grantor, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of the Grantor, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Grantor is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. The Grantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Grantor.

                           23(e) Except for filings, recordings and registrations to perfect the Security Interest, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Grantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement.

                           23(f) There are no actions, suits or proceedings pending or, to the knowledge of the Grantor, threatened against or affecting the Grantor or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Grantor, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Grantor or on the ability of the Grantor to perform its obligations hereunder.

                  Section 24. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Secured Party to extend credit accommodations to the Borrowers, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such Persons.

                  Section 25. Termination of Security Interest. Upon payment in full of the Obligations and the expiration of any obligation of the Secured Party to make loans to the Borrowers, the Security Interest granted hereby shall terminate. Upon any such termination, the Secured Party will return to the Grantor such of the Collateral then in the possession of the Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantor and shall be without warranty by, or recourse on, the Secured Party. As used in this

Section, "Grantor" includes any assigns of Grantor, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

                  Section 26. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY
INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

                  Section 27. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GRANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  Section 28. Waiver of Notice and Hearing. THE GRANTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

                  Section 29. Waiver of Trial by Jury. EACH OF THE GRANTOR, BY ITS EXECUTION AND DELIVERY HEREOF, AND THE BANK, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 30. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 31. General. All representations and warranties contained in this Agreement or in any other agreement between the Grantor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Grantor waives notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

                  IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        -----------------------------



                                        By
                                           --------------------------
                                        Title
                                              -----------------------

                                        Address for Grantor:

                                        Two Renaissance Square, Ste. 1200
                                        40 North Central Avenue
                                        Phoenix, AZ  85004-4424
                                        Attention:  James R. Reis
                                        Telecopier:  (602) 661-3572

                                        Grantor's Tax ID # [          ]

Address for the Secured Party:

First Bank National Association
First Bank Place - MPFP0702
601 Second Avenue South
Minneapolis, MN 55402-4302
Attention:  Jose A. Peris
Telecopier:  (612) 973-0825

                                   SCHEDULE I
                                       to
                               Security Agreement


Locations of Collateral


Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424

                                   SCHEDULE II
                                       to
                               Security Agreement


Trade Names and Trade Styles



[To be provided.]

                                                                    EXHIBIT K TO
                                                                CREDIT AGREEMENT


                            MATTERS TO BE COVERED BY
                               OPINION OF COUNSEL
                                TO THE BORROWERS

                  The opinion of counsel to the Pilgrim America Group, Inc. ("PAG") and Pilgrim America Capital Corporation (collectively, the "Borrowers") which is called for by Section 3.1(a)(xi) of the Second Amended and Restated Credit Agreement shall be addressed to the Bank and dated the Closing Date. It shall be satisfactory in form and substance to the Bank and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Bank and counsel to the Bank. With respect to opinions on the validity and enforceability of those loan documents which provide that they are to be governed by the laws of the State of Minnesota, counsel may opine that such documents would be valid and binding under the laws of the State of Arizona. Capitalized terms used herein have the respective meanings given such terms in the Credit Agreement.

                  1. Each Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform all of its obligations under each and all of the foregoing. Each Borrower is duly qualified and in good standing as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude such Borrower from enforcing its rights with respect to any material asset or expose such Borrower to any material liability.

                  2. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action by such Borrower.

                  3.  The  Loan  Documents  to which  each  Borrower  is a party
constitute  the  legal,   valid  and  binding   obligations  of  such  Borrower,
enforceable against such Borrower in accordance with their respective terms.

                  4. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to either Borrower, (ii) violate or contravene any provision of the Certificate of Incorporation or bylaws of either Borrower, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument known to such counsel to which either Borrower is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

                  5. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of either Borrower to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents.

                  6. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting either Borrower, any Subsidiary of either Borrower or any of their respective properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of the Loan Documents, or (ii) if determined adversely to such Borrower, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrowers and the Subsidiaries as a consolidated enterprise or on the ability of the Borrowers to perform their obligations under the Loan Documents.

                  7. Neither Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  8. The Borrower is not a "holding company," a "subsidiary of a holding company" or an affiliate of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  9. The making of the Loans contemplated by the Credit Agreement, and the application of the proceeds thereof as provided in the Credit Agreement, will not violate Regulations G, U or X of the Board.

                  10. Each of PAII and PASI is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform all of its obligations under each and all of the foregoing. Each of PAII and PASI is duly qualified and in good standing as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

                  11. The execution, delivery and performance by each of PAII and PASI of the reaffirmations of the Loan Documents to which it is a party required under the Credit Agreement have been duly authorized by all necessary corporate action by it.

                  12. The Loan Documents to which each of PAII and PASI is a party, as reaffirmed and modified, constitute the legal, valid and binding obligations of each of PAII and PASI, enforceable against it in accordance with their respective terms.

                  13. The execution, delivery and performance by PAII and PSII of the reaffirmations of the Loan Documents to which it is a party will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to PAII or PSII, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of PAII or PSII, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument known to such counsel to which PAII or PSII is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

                  14. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of PAII or PSII to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the reaffirmations of the Loan Documents.

                  15. Neither PAII nor PASI is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  16.   Neither  PAII  nor  PASI  is  a  "holding   company,"  a
"subsidiary of a holding company" or an affiliate of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  17. After giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement and the reaffirmations of the Security Agreements and Pledge Agreements required under the Credit Agreement, the Liens created pursuant to the Security Agreements and the Pledge Agreements will remain in full force and effect, will secure the Obligations, and will have the same priority as they had prior to such amendment, restatement and reaffirmations.

                                                                    EXHIBIT L TO
                                                                CREDIT AGREEMENT


                  TERMS WITH RESPECT TO GUARANTEED OBLIGATIONS
                  --------------------------------------------


                  1. Obligations Absolute. No act or thing need occur to establish the liability of each Borrower for its Guaranteed Obligations, and no act or thing, except full payment and discharge of all such Guaranteed Obligations, shall in any way exonerate either Borrower or modify, reduce, limit or release the liability of either Borrower for its Guaranteed Obligations. The obligations of each Borrower for its Guaranteed Obligations shall be absolute, unconditional, and irrevocable, and shall not be subject to any right of setoff or counterclaim by such Borrower.

                  2. Continuing Guaranty. Each Borrower shall be liable for its Guaranteed Obligations, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Guaranteed Obligations may be created and continued in any amount without affecting or impairing the liability of either Borrower therefor. No notice of such Guaranteed Obligations already or hereafter contracted or acquired by the Bank, or any renewal or extension of any thereof need be given to either Borrower and none of the foregoing acts shall release either Borrower from liability hereunder. The agreement of each Borrower pursuant to the Credit Agreement with respect to its Guaranteed Obligations is an absolute, unconditional and continuing guaranty of payment of such Guaranteed Obligations and shall continue to be in force and be binding upon such Borrower until such Guaranteed Obligations are paid in full and the Credit Agreement is terminated, and the Bank may continue, at any time and without notice to either Borrower, to extend credit or other financial accommodations and loan monies to or for the benefit of the other Borrower on the faith thereof. Each Borrower hereby waives, to the fullest extent permitted by law, any right it may have to revoke or terminate its guaranty of the Guaranteed Obligations before the Guaranteed Obligations are paid in full and the Credit Agreement is terminated. In the event either Borrower shall have any right under applicable law to otherwise terminate or revoke its guaranty of the Guaranteed Obligations which cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by such Borrower, is actually received by the Bank's officer responsible for such matters. Any notice of termination or revocation described above shall not affect such Borrower's guaranty of the Guaranteed Obligations in relation to (i) any of the Guaranteed Obligations that arose prior to receipt thereof or (ii) any of the Guaranteed Obligations created after receipt thereof, if such Guaranteed Obligations were incurred either through loans by the Bank or Letters of Credit issued by the Bank pursuant to its existing financing arrangements with the other Borrower, including, without limitation, advances, readvances or letters of credit in an aggregate outstanding amount not to exceed the aggregate amount of the Commitment as of the time such notice of termination or revocation was received, and/or for the purpose of protecting any collateral, including, but not limited, to all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Bank in connection with the Guaranteed Obligations. If, in reliance on either Borrower's guaranty of its Guaranteed Obligations, the Bank makes loans or other advances to or for the benefit of the other Borrower or takes other action under this Agreement after such aforesaid termination or revocation by the undersigned but prior to the receipt by the Bank of said written notice as set forth above, the rights of the Bank shall be the same as if such termination or revocation had not occurred.

                  3.   Other   Transactions.   Whether   or  not  any   existing
relationship between the Borrowers has been changed or ended, the Bank may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of other obligations of either Borrower to the Bank, without consent or approval by the other Borrower and without notice to the other Borrower, and all such obligations shall be guaranteed by virtue of the Credit Agreement. The liability of the Borrowers under the Credit Agreement with respect to the Guaranteed Obligations shall not be affected or impaired by any of the following acts or things (which the Bank is expressly authorized to do, omit or suffer from time to time, without notice to or approval by the Borrowers): (i) any acceptance of collateral security, other guarantors, accommodation parties or sureties for any or all Guaranteed Obligations; (ii) any one or more extensions or renewals of Guaranteed Obligations (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Guaranteed Obligations; (iii) any waiver or indulgence granted to the other Borrower, any delay or lack of diligence in the enforcement of Guaranteed Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Guaranteed Obligations; (iv) any full or partial release of, settlement with, or agreement not to sue, the other Borrower or any other guarantor or other person liable in respect of any Guaranteed Obligations; (v) any discharge of any evidence of Guaranteed Obligations or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security for
Guaranteed Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, ensure, or enforce any collateral security, or any modification, substitution, discharge, impairment or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Guaranteed Obligations or any evidence thereof; (ix) any order of application of any payments or credits upon Guaranteed Obligations; (x) any release of any collateral security for Guaranteed Obligations; (xi) any amendment to or modification of, any agreement between the Bank and the other Borrower, or any waiver of compliance by the other Borrower with the terms thereof; and (xii) any election by the Bank under Section 1111(b) of the United States Bankruptcy Code.

                  4. Waivers of Defenses and Rights.  Each  Borrower  waives any and all defenses, claims and discharges of the other Borrower, or any other obligor, pertaining to the Guaranteed Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, neither Borrower will assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to the other Borrower or any other person liable in respect of any Guaranteed Obligations, or any setoff available against the Bank to the other Borrower or any such other person, whether or not on account of a related transaction. Each Borrower expressly agrees that such Borrower shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Guaranteed
Obligations, whether or not the liability of or any other obligor for such deficiency is discharged pursuant to statute, judicial decision or contract. Each Borrower waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Guaranteed Obligations. Each Borrower agrees that its liability under the Credit Agreement for the Guaranteed Obligations shall be primary and direct, and that the Bank shall not be required first to resort for payment of the Guaranteed Obligations to the other Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for the Guaranteed Obligations, or to commence any action or obtain any judgment against the other Borrower or against any such collateral security or to pursue any other right or remedy the Bank may have against the other Borrower before enforcing the liability of such Borrower for the Guaranteed Obligations under the Credit Agreement.

                  5. Approval of Credit. Each of the Borrowers has, independently and without reliance upon the Bank or its directors, officers, agents or employees, and instead in reliance upon information furnished by the other Borrower and upon such other information as such Borrower deemed appropriate, made its own independent credit analysis and decision to guaranty the obligations of the other Borrower pursuant to the Credit Agreement.

                  6. Waiver of Subrogation.  Each Borrower  expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against the other Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, and each Borrower hereby waives any benefit of, and any right to participate in, any security or collateral given to the Bank to secure payment of the Guaranteed Obligations or any other liability of the other Borrower to the Bank. Each Borrower further agrees that any and all claims it may have against the other Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or against any of their respective properties, whether arising by reason of any payment by such Borrower to the Bank pursuant to the provisions hereof or otherwise, is hereby waived. In furtherance, and not in limitation of the preceding waivers, each Borrower hereby agrees that any payment to the Bank by such Borrower on account of the Guaranteed Obligations and any loan made to or obligation incurred from the other Borrower shall be deemed to be a contribution to the capital of the other Borrower, and after giving effect to such payment, loan or other obligation such Borrower shall not a creditor of the other Borrower.

                                                 PILGRIM AMERICA CAPITAL CORPORATION

                                                         ORGANIZATION CHART

                                                 PILGRIM AMERICA CAPITAL CORPORATION
                                           (Formerly Express America Holdings Corporation)
                                                  State of Incorporation: Delaware
                                               Publically traded - NASDAQ Symbol PACC
                             Authorized to do business as a foreign corporation in the following states:
                                                               Arizona
                                                                 |
                                                                 |              Discontinued Mortgage Operations
                    --------------------------------------------------------------------------------------------
                    |                                                |                                          |
       PILGRIM AMERICA GROUP, INC.                     EXPRESS AMERICA T.C. CORP.                     EAMC LIQUIDATION CORP.
(Formerly Newco Holdings Management Corp.)
                                                    State of Incorporation: Delaware             State of Incorporation: Michigan
     State of Incorporation: Delaware            uthorized as a foreign corporation in:      Authorized as a foreign corporation in:
 Authorized as a foreign corporation in:                        Arizona                                      Arizona
                 Arizona
                                                            Share Ownership:                             Share Ownership:
             Share Ownership:                      Pilgrim America Capital Corp. 100%           Pilgrim America Capital Corp. 100%
    Pilgrim America Capital Corp. 100%                                                                             |
                    |                                                                                              |
                 -----------------------------------------------------|                                            |
                 |                                                    |                                            |
    PILGRIM AMERICA INVESTMENTS, INC.                 PILGRIM AMERICA SECURITIES, INC.                             |
  (Formerly Newco Advisory Corporation)          (Formerly Newco Distributors Corporation)                         |
                                                                                                                   |
     State of Incorporation: Delaware                 State of Incorporation: Delaware                             |
 Authorized as a foreign corporation in:          Authorized as a foreign corporation in:                          |
                 Arizona                                          Alabama                                          |
                                                                  Arizona                                          |
             Share Ownership:                                                                                      |
     Pilgrim America Group, Inc. 100%             Company is registered as a broker-dealer                         |
                                                        in various states, refer to                                |
                                                        NASD Form BD Status Report.                                |
                                                                                                                   |
                                                              Share Ownership:                                     |
                                                      Pilgrim America Group, Inc. 100%                             |
                                                                                                                   |
                                                                      ---------------------------------------------|
                                                                      |                                            |
                                                          WESAV INVESTMENTS CORP.                     WESAV INVESTMENTS INC. 2

                                                      State of Incorporation: Delaware           State of Incorporation: Delaware
                                                  Authorized as a foreign corporation in:    Authorized as a foreign corporation in:
                                                                  Arizona                                     Arizona

                                                              Share Ownership:                            Share Ownership:
                                                        EAMC Liquidation Corp. 100%                 EAMC Liquidation Corp. 100%

                                 SCHEDULE 4.17

                              Pilgrim America Funds

                                                                                         Management
              Fund Name                              Net Assets*                       Agreement Date
--------------------------------------         ------------------------             ---------------------
Pilgrim America MagnaCap Fund                        $     363,958,526                    04/07/95

Pilgrim America High Yield Fund                      $      92,165,137                    04/07/95

Pilgrim Govt. Securities Income Fund                 $      31,579,183                    04/07/95

Pilgrim America Masters Series:
          Asia-Pacific Equity Fund                   $      73,928,398                    06/08/95
          Midcap Value Fund                          $      53,256,769                    06/08/95
          Largecap Value Fund                        $      29,061,602                    06/08/95

Pilgrim America Bank and Thrift Fund                 $     315,032,313                    04/07/95
                                                                        (Net Assets +
Pilgrim America Prime Rate Trust                     $   1,354,239,699  Borrowings)       04/07/95
                                               ------------------------

                                Total                $2,313,221,627.00

*As of July 24, 1997

                                 SCHEDULE 4.18

                                  SCHEDULE 4.6

                                   LITIGATION



Information held at bank.